                                                                      Exhibit 10

                                  $500,000,000

                                     364-DAY
                                CREDIT AGREEMENT

                                   dated as of

                                 April 18, 2002

                                      among

                            DUKE CAPITAL CORPORATION,

                                   as Borrower
                                      --------

                             THE BANKS LISTED HEREIN

                                    as Banks
                                       -----

                                       and

                                  BANK ONE, NA

                             as Administrative Agent
                                --------------------

                         BANC ONE CAPITAL MARKETS, INC.

                       Lead Arranger and Sole Book Runner
                       ----------------------------------

                                TABLE OF CONTENTS

                                                                                             Page
ARTICLE 1   DEFINITIONS AND ACCOUNTING TERMS...................................................1

   Section 1.01.   Definitions.................................................................1

   Section 1.02.   Accounting Terms and Determinations........................................10

   Section 1.03.   Types and Classes of Borrowings............................................10

ARTICLE 2   THE CREDITS.......................................................................10

   Section 2.01.   Commitments................................................................10

   Section 2.02.   Notice of Borrowings.......................................................11

   Section 2.03.   Notice to Banks; Funding of Loans..........................................11

   Section 2.04.   Registry; Notes............................................................12

   Section 2.05.   Maturity of Loans..........................................................13

   Section 2.06.   Interest Rates.............................................................13

   Section 2.07.   Commitment Fees............................................................14

   Section 2.08.   Optional Termination or Reduction of Commitments...........................14

   Section 2.09.   Method of Electing Interest Rates..........................................14

   Section 2.10.   Mandatory Termination of Commitments.......................................15

   Section 2.11.   Optional Prepayments.......................................................15

   Section 2.12.   General Provisions as to Payments..........................................16

   Section 2.13.   Funding Losses.............................................................16

   Section 2.14.   Computation of Interest and Fees...........................................16

   Section 2.15.   Regulation D Compensation..................................................17

   Section 2.16.   Facility LCs...............................................................17

ARTICLE 3   CONDITIONS........................................................................22

   Section 3.01.   Effectiveness..............................................................22

   Section 3.02.   Credit Extensions..........................................................23

ARTICLE 4   REPRESENTATIONS AND WARRANTIES....................................................23

   Section 4.01.   Organization and Power.....................................................23

   Section 4.02.   Corporate and Governmental Authorization; No Contravention.................23

   Section 4.03.   Binding Effect.............................................................24

   Section 4.04.   Financial Information......................................................24

   Section 4.05.   Regulation U...............................................................24

                                TABLE OF CONTENTS
                                   (Continued)

                                                                                             Page
   Section 4.06.   Litigation.................................................................24

   Section 4.07.   Compliance with Laws.......................................................24

   Section 4.08.   Taxes......................................................................25

   Section 4.09.   Public Utility Holding Company Act.........................................25

ARTICLE 5   COVENANTS.........................................................................25

   Section 5.01.   Information................................................................25

   Section 5.02.   Payment of Taxes...........................................................27

   Section 5.03.   Maintenance of Property; Insurance.........................................27

   Section 5.04.   Maintenance of Existence...................................................27

   Section 5.05.   Compliance with Laws.......................................................27

   Section 5.06.   Books and Records..........................................................27

   Section 5.07.   Maintenance of Ownership of Principal Subsidiaries.........................28

   Section 5.08.   Negative Pledge............................................................28

   Section 5.09.   Consolidations, Mergers and Sales of Assets................................29

   Section 5.10.   Use of Proceeds............................................................29

   Section 5.11.   Transactions with Affiliates...............................................29

   Section 5.12.   Indebtedness/Capitalization Ratio..........................................30

ARTICLE 6   DEFAULTS..........................................................................30

   Section 6.01.   Events of Default..........................................................30

   Section 6.02.   Notice of Default..........................................................33

ARTICLE 7   THE ADMINISTRATIVE AGENT..........................................................33

   Section 7.01.   Appointment; Nature of Relationship........................................33

   Section 7.02.   Administrative Agent and Affiliates........................................33

   Section 7.03.   Action by Administrative Agent.............................................33

   Section 7.04.   Consultation with Experts..................................................34

   Section 7.05.   Liability of Administrative Agent..........................................34

   Section 7.06.   Indemnification............................................................34

   Section 7.07.   Credit Decision............................................................34

   Section 7.08.   Successor Administrative Agent.............................................34

   Section 7.09.   Administrative Agent's Fee.................................................35

                                TABLE OF CONTENTS
                                   (Continued)

                                                                                             Page
ARTICLE 8   CHANGE IN CIRCUMSTANCES...........................................................35

   Section 8.01.   Basis for Determining Interest Rate Inadequate or Unfair...................35

   Section 8.02.   Illegality.................................................................35

   Section 8.03.   Increased Cost and Reduced Return..........................................36

   Section 8.04.   Taxes......................................................................37

   Section 8.05.   Alternate Base Rate Loans Substituted for Affected Euro-Dollar Loans.......39

   Section 8.06.   Substitution of Bank.......................................................40

ARTICLE 9   MISCELLANEOUS.....................................................................40

   Section 9.01.   Notices....................................................................40

   Section 9.02.   No Waivers.................................................................41

   Section 9.03.   Expenses; Indemnification..................................................41

   Section 9.04.   Sharing of Set-offs........................................................41

   Section 9.05.   Amendments and Waivers.....................................................42

   Section 9.06.   Successors and Assigns.....................................................42

   Section 9.07.   Collateral.................................................................43

   Section 9.08.   Confidentiality............................................................43

   Section 9.09.   Governing Law; Submission to Jurisdiction..................................44

   Section 9.10.   Counterparts; Integration..................................................44

   Section 9.11.   WAIVER OF JURY TRIAL.......................................................44

   Section 9.12.   Payments Set Aside.........................................................44

COMMITMENTS SCHEDULE
PRICING SCHEDULE
NOTICE ADDRESSES SCHEDULE
EXISTING LCS SCHEDULE

EXHIBIT A     -   Note
EXHIBIT B-1   -   Opinion of Deputy General Counsel of the Borrower
EXHIBIT B-2   -   Opinion of Special Counsel for the Borrower
EXHIBIT C     -   Assignment and Assumption Agreement
EXHIBIT D     -   Extension Agreement
EXHIBIT E     -   Facility LC Application
EXHIBIT F     -   Facility LC

                            364-DAY CREDIT AGREEMENT

     364-DAY CREDIT AGREEMENT dated as of April 18, 2002 among DUKE CAPITAL CORPORATION, the BANKS listed on the signature pages hereof and BANK ONE, NA, a national banking association having its principal office in Chicago, Illinois, as Administrative Agent.

     The parties hereto agree as follows:

                                    ARTICLE 1

                        DEFINITIONS AND ACCOUNTING TERMS

     Section 1.01. Definitions. The following terms, as used herein, have the
                   -----------
following meanings:

     "Additional Bank" means any financial institution that becomes a Bank for
      ---------------
purposes hereof in connection with the replacement of a Bank pursuant to Section 8.06.

     "Administrative Agent" means Bank One, NA, in its capacity as
      --------------------
administrative agent for the Banks hereunder, and its successors in such capacity.

     "Administrative Questionnaire" means, with respect to each Bank, the
      ----------------------------
administrative questionnaire in the form submitted to such Bank by the Administrative Agent and submitted to the Administrative Agent (with a copy to the Borrower) duly completed by such Bank.

     "Affiliate" means, as to any Person (the "specified Person") (i) any Person
      ---------
that directly, or indirectly through one or more intermediaries, controls the specified Person (a "Controlling Person") or (ii) any Person (other than the
                     ------------------
specified Person or a Subsidiary of the specified Person) which is controlled by or is under common control with a Controlling Person. As used herein, the term "control" means possession, directly or indirectly, of the power to direct or cause the direction of the management or policies of a Person, whether through the ownership of voting securities, by contract or otherwise. Unless otherwise specified, "Affiliate" means an Affiliate of the Borrower.

     "Aggregate Commitment" means the aggregate of the Commitments of all the
      --------------------
Banks.

     "Aggregate Outstanding Credit Exposure" means, at any time, the aggregate
      -------------------------------------
of the Outstanding Credit Exposure of all the Banks.

     "Alternate Base Rate" means, for any day, a rate of interest per annum
      -------------------
equal to the higher of (i) the Prime Rate for such day and (ii) the sum of the Federal Funds Effective Rate for such day plus 1/2% per annum.

     "Alternate Base Rate Loan" means a Loan which, except as otherwise provided
      ------------------------
in Section 2.06, bears interest at the Alternate Base Rate.

     "Applicable Lending Office" means, with respect to any Bank, (i) in the
      -------------------------
case of its Alternate Base Rate Loans, its Domestic Lending Office and (ii) in the case of its Euro-Dollar Loans, its Euro-Dollar Lending Office.

     "Applicable Margin" means, with respect to Euro-Dollar Borrowings at any
      -----------------
time, the percentage rate per annum which is applicable to such time with respect to Euro-Dollar Borrowings as set forth in the Pricing Schedule.

     "Approved Officer" means the president, a vice president, the treasurer or
      ----------------
an assistant treasurer or the controller of the Borrower or such other representative of the Borrower as may be designated by any one of the foregoing with the consent of the Administrative Agent.

     "Assignee" has the meaning set forth in Section 9.06(c).
      --------

     "Available Aggregate Commitment" means, at any time, the Aggregate
      ------------------------------
Commitment then in effect minus the Aggregate Outstanding Credit Exposure at such time.

     "Bank" means each bank or other financial institution listed on the
      ----
signature pages hereof, each Additional Bank, each Assignee which becomes a Bank pursuant to Section 9.06(c), and their respective successors.

     "Bank One" means Bank One, NA, a national banking association having its
      --------
principal office in Chicago, Illinois, in its individual capacity, and its successors.

     "Borrower" means Duke Capital Corporation, a Delaware corporation, and its
      --------
successors.

     "Borrowing" has the meaning set forth in Section 1.03.
      ---------

     "Cash Equivalents" means (i) securities issued or unconditionally
      ----------------
guaranteed by the United States of America or any agency or instrumentality thereof, backed by the full faith and credit of the United States of America and maturing within 30 days from the date of acquisition, (ii) commercial paper issued by any Person organized under the laws of the United States of America, maturing within 30 days from the date of acquisition and, at the time of acquisition, having a rating of at least A-1 or the equivalent thereof by S&P or at least P-1 or the equivalent thereof by Moody's, (iii) time deposits and certificates of deposit maturing within 30 days from the date of issuance and issued by a bank or trust company organized under the laws of the United States of America or any state thereof that has combined capital and surplus of at least $500,000,000 and that has (or is a subsidiary of a bank holding company that has) a long-term unsecured debt rating of at least A or the equivalent thereof by S&P or at least A2 or the equivalent thereof by Moody's, (iv) repurchase obligations with a term not exceeding seven (7) days with respect to underlying securities of the types described in clause (i) above entered into with any bank or trust company meeting the qualifications specified in clause
(iii) above, and (v) money market funds at least 95% of the assets of which are continuously invested in securities of the type described in clause (i) above.

     "Class" refers to the determination whether a Loan is a Revolving Credit
      -----
Loan or a Term Loan.

     "Collateral Shortfall Amount" is defined in Section 6.01.
      ---------------------------

     "Commitment" means (i) with respect to each Bank listed on the signature
      ----------
pages hereof, the amount set forth opposite the name of such Bank on the Commitment Schedule, and (ii) with respect to each Additional Bank or Assignee which becomes a bank pursuant to Sections 2.01(c) and 9.06(c), the amount of the Commitment thereby assumed by it, in each case as such amount may from time to time be reduced pursuant to Section 2.08, 2.10 or 9.06(c) or increased pursuant to Section 8.06 or 9.06(c).

     "Commitment Fee Rate" means, on any day, the percentage rate per annum
      -------------------
applicable on such day as set forth in the Pricing Schedule.

     "Commitment Schedule" means the Schedule attached hereto identified as
      -------------------
such.

     "Commitment Termination Date" means, for each Bank, April 17, 2003, as such
      ---------------------------
date may be extended from time to time pursuant to Section 2.01(c) or, if any such day is not a Euro-Dollar Business Day, the next preceding Euro-Dollar Business Day.

     "Consolidated Capitalization" means the sum of (i) Consolidated
      ---------------------------
Indebtedness, (ii) consolidated common stockholders' equity as would appear on a consolidated balance sheet of the Borrower and its Consolidated Subsidiaries prepared in accordance with generally accepted accounting principles, (iii) the aggregate liquidation preference of preferred stocks (other than preferred stocks subject to mandatory redemption or repurchase) of the Borrower and its Consolidated Subsidiaries upon involuntary liquidation, (iv) the aggregate outstanding amount of all Equity Preferred Securities, and (v) minority interests as would appear on a consolidated balance sheet of the Borrower and its Consolidated Subsidiaries prepared in accordance with generally accepted accounting principles.

     "Consolidated Indebtedness" means, at any date, all Indebtedness of
      -------------------------
Borrower and its Consolidated Subsidiaries determined on a consolidated basis in accordance with generally accepted accounting principles.

     "Consolidated Subsidiary" means, for any Person, at any date any Subsidiary
      -----------------------
or other entity the accounts of which would be consolidated with those of such Person in its consolidated financial statements if such statements were prepared as of such date; unless otherwise specified "Consolidated Subsidiary" means a Consolidated Subsidiary of the Borrower.

     "Credit Extension" means the issuance of a Facility LC hereunder or the
      ----------------
making of a Borrowing.

     "Credit Rating" is defined in the Pricing Schedule.
      -------------

     "Default" means any condition or event which constitutes an Event of
      -------
Default or which with the giving of notice or lapse of time or both would, unless cured or waived, become an Event of Default.

     "Domestic Business Day" means any day except a Saturday, Sunday or other
      ---------------------
day on which commercial banks in Chicago, Illinois are authorized by law to close.

     "Domestic Lending Office" means, as to each Bank, its office located at its
      -----------------------
address set forth in its Administrative Questionnaire (or identified in its Administrative Questionnaire as its Domestic Lending Office) or such other office as such Bank may hereafter designate as its Domestic Lending Office by notice to the Borrower and the Administrative Agent.

     "Effective Date" means the date this Agreement becomes effective in
      --------------
accordance with Section 3.01.

     "Environmental Laws" means any and all federal, state, local and foreign
      ------------------
statutes, laws, regulations, ordinances, rules, judgments, orders, decrees, permits, concessions, grants, franchises, licenses, agreements or other governmental restrictions relating to the environment or to emissions, discharges, releases of pollutants, contaminants, chemicals, or industrial, toxic or hazardous substances or wastes into the environment including, without limitation, ambient air, surface water, ground water, or land, or otherwise relating to the manufacture, processing, distribution, use, treatment, storage, disposal, transport, or handling of pollutants, contaminants, chemicals, or industrial, toxic or hazardous substances or wastes.

     "Equity Preferred Securities" means any securities, however denominated, i)
      ---------------------------
issued by the Borrower or any Consolidated Subsidiary of the Borrower, (ii) that are not subject to mandatory redemption or the underlying securities, if any, of which are not subject to mandatory redemption, (iii) that are perpetual or mature no less than 20 years from the date of issuance, (iv) the indebtedness issued in connection with which, including any guaranty, is subordinated in right of payment to the unsecured and unsubordinated indebtedness of the issuer of such indebtedness or guaranty, and (v) the terms of which permit the deferral of interest or distributions thereon to a date occurring after the first anniversary of the later of (A) the Commitment Termination Date and (B) the "Commitment Termination Date" under the Three-Year Credit Agreement.

     "ERISA" means the Employee Retirement Income Security Act of 1974, as
      -----
amended.

     "ERISA Group" means all members of a controlled group of corporations and
      -----------
all trades or businesses (whether or not incorporated) under common control which, together with the Borrower, are treated as a single employer under
Section 414 of the Internal Revenue Code.

     "Euro-Dollar Base Rate" has the meaning set forth in Section 2.06(b).
      ---------------------

     "Euro-Dollar Business Day" means any Domestic Business Day on which
      ------------------------
commercial banks are open for international business (including dealings in dollar deposits) in London.

     "Euro-Dollar Lending Office" means, as to each Bank, its office, branch or
      --------------------------
affiliate located at its address set forth in its Administrative Questionnaire (or identified in its Administrative Questionnaire as its Euro-Dollar Lending Office) or such other office, branch or affiliate of such Bank as it may hereafter designate as its Euro-Dollar Lending Office by notice to the Borrower and the Administrative Agent.

     "Euro-Dollar Loan" means a Loan which, except as otherwise provided in
      ----------------
Section 2.06, bears interest at the applicable Euro-Dollar Rate.

     "Euro-Dollar Rate" means a rate of interest determined pursuant to Section
      ----------------
2.06(b) on the basis of a Euro-Dollar Base Rate.

     "Euro-Dollar Reserve Percentage" has the meaning set forth in Section 2.15.
      ------------------------------

     "Event of Default" has the meaning set forth in Section 6.01.
      ----------------

     "Existing Credit Agreement" means the 364-Day Credit Agreement dated as of
      -------------------------
April 19, 2001 among the Borrower, the lenders party thereto and Bank One, NA as administrative agent.

     "Existing LC" means a letter of credit listed on the Existing LCs Schedule.
      -----------

     "Existing LCs Schedule" means the Schedule attached hereto identified as
      ---------------------
such.

     "Facility LC" means an Existing LC or a letter of credit issued pursuant to
      -----------
Section 2.16(a).

     "Facility LC Application" is defined in Section 2.16(c).
      -----------------------

     "Facility LC Collateral Account" is defined in Section 2.16(k).
      ------------------------------

     "Federal Funds Effective Rate" means, for any day, an interest rate per
      ----------------------------
annum equal to the weighted average of the rates on overnight Federal funds transactions with members of the Federal Reserve System arranged by Federal funds brokers on such day, as published for such day (or, if such day is not a Domestic Business Day, for the immediately preceding Domestic Business Day) by the Federal Reserve Bank of New York, or, if such rate is not so published for any day which is a Domestic Business Day, the average of the quotations at approximately 10:00 a.m. (Chicago time) on such day on such transactions received by the Administrative Agent from three Federal funds brokers of recognized standing selected by the Administrative Agent in its sole discretion.

     "Final Maturity Date" means the one-year anniversary of the Commitment
      -------------------
Termination Date, as such date may be extended pursuant to Section 2.01(c).

     "Group of Loans" means at any time a group of Loans of the same Class
      --------------
consisting of (i) all Alternate Base Rate Loans of such Class outstanding at such time or (ii) all Euro-Dollar Loans of such Class having the same Interest Period at such time, provided that, if a Loan of any particular Bank is converted to or made as an Alternate Base Rate Loan pursuant to Article 8, such Loan shall be included in the same Group or Groups of Loans from time to time as it would have been if it had not been so converted or made.

     "Indebtedness" of any Person means at any date, without duplication, (a)
      ------------
all obligations of such Person for borrowed money, (b) all indebtedness of such Person for the deferred purchase price of property or services purchased, (c) all indebtedness created or arising under any conditional sale or other title retention agreement with respect to property acquired, (d) all indebtedness under leases which shall have been or should be, in accordance with generally accepted accounting principles, recorded as capital leases in respect of which such Person is liable as lessee, (e) the face amount of all outstanding letters of credit issued for the account of such Person (other than letters of credit relating to indebtedness included in Indebtedness of such Person pursuant to another clause of this definition) and, without duplication, the unreimbursed amount of all drafts drawn thereunder, (f) indebtedness secured by any Lien on property or assets of such Person, whether or not assumed (but in any event not exceeding the fair market value of the property or asset), (g) all direct guarantees and sureties in respect of indebtedness referred to in clauses (a) through (f) above of another Person, (h) all amounts payable in connection with mandatory redemptions or repurchases of preferred stock and (i) any obligations of such Person (in the nature of principal or interest) in respect of acceptances or similar obligations issued or created for the account of such Person.

     "Interest Period" means, with respect to each Euro-Dollar Loan, the period
      ---------------
commencing on the date of borrowing specified in the applicable Notice of Borrowing or on the date specified in an applicable Notice of Interest Rate Election and ending one, two, three or six, or, if deposits of a corresponding maturity are generally available in the London interbank market, nine or twelve, months thereafter, as the Borrower may elect in such notice; provided that:

     (a) any Interest Period which would otherwise end on a day which is not a Euro-Dollar Business Day shall be extended to the next succeeding Euro-Dollar Business Day unless such Euro-Dollar Business Day falls in another calendar month, in which case such Interest Period shall end on the next preceding Euro-Dollar Business Day; and

     (b) any Interest Period which begins on the last Euro-Dollar Business Day of a calendar month (or on a day for which there is no numerically corresponding day in the calendar month at the end of such Interest Period) shall end on the last Euro-Dollar Business Day of a calendar month;

provided further that: (x) any Interest Period applicable to any Loan which begins before the Commitment Termination Date and would otherwise end after the Commitment Termination Date shall end on the Commitment Termination Date; and
(y) any Interest Period applicable to any Loan which would otherwise end after the Final Maturity Date shall end on the Final Maturity Date.

     "Internal Revenue Code" means the Internal Revenue Code of 1986, as
      ---------------------
amended, or any successor statute.

     "Investment Grade Status" exists as to any Person at any date if all senior
      -----------------------
long-term unsecured debt securities of such Person outstanding at such date which had been rated by S&P or Moody's are rated BBB- or higher by S&P or Baa3 or higher by Moody's, as the case may be.

     "LC Fee" is defined in Section 2.16(d).
      ------

     "LC Issuer" means Bank One (or any subsidiary or affiliate of Bank One
      ---------
designated by Bank One) in its capacity as issuer of Facility LCs hereunder, First Union National Bank in its capacity as issuer of Facility LCs hereunder, any other Bank listed as the issuer of an Existing LC on the Existing LCs Schedule and any other Bank which accepts a designation by the Borrower and the Administrative Agent as an LC Issuer hereunder.

     "LC Obligations" means, at any time, the sum, without duplication, of (i)
      --------------
the aggregate undrawn stated amount under all Facility LCs outstanding at such time plus (ii) the aggregate unpaid amount at such time of all Reimbursement Obligations.

     "LC Payment Date" is defined in Section 2.16(e).
      ---------------

     "Lien" means, with respect to any asset, any mortgage, lien, pledge,
      ----
charge, security interest or encumbrance of any kind in respect of such asset. For the purposes of this Agreement, the Borrower or any Subsidiary shall be deemed to own subject to a Lien any asset which it has acquired or holds subject to the interest of a vendor or lessor under any conditional sale agreement, capital lease or other title retention agreement relating to such asset.

     "Loan" means a Revolving Credit Loan or a Term Loan made by a Bank pursuant
      ----
to Section 2.01.

     "Loan Documents" means this Agreement, the Facility LC Applications and any
      --------------
Notes issued pursuant to Section 2.04.

     "Material Debt" means Indebtedness of the Borrower or any of its
      -------------
Subsidiaries in an aggregate principal amount exceeding $150,000,000.

     "Material Plan" has the meaning set forth in Section 6.01(i).
      -------------

     "Material Subsidiary" means at any time any Subsidiary of the Borrower
      -------------------
having, together with its Subsidiaries, consolidated assets in excess of 10% of the total assets of the Borrower and its Consolidated Subsidiaries, determined on a consolidated basis as of such time.

     "Modify" and "Modification" are defined in Section 2.16(a).
      ------       ------------

     "Moody's" means Moody's Investors Service, Inc.
      -------

     "Notes" means promissory notes of the Borrower, in the form required by
      -----
Section 2.04, evidencing the obligation of the Borrower to repay the Loans, and "Note" means any one of such promissory notes issued hereunder.

     "Notice Addresses Schedule" means the Schedule attached hereto identified
      -------------------------
as such.

     "Notice of Borrowing" has the meaning set forth in Section 2.02.
      -------------------

     "Notice of Interest Rate Election" has the meaning set forth in Section
      --------------------------------
2.09(a).

     "Obligations" means all unpaid principal of and accrued and unpaid interest
      -----------
on the Loans, all Reimbursement Obligations, all accrued and unpaid fees and all expenses, reimbursements, indemnities and other obligations of the Borrower to the Banks or to any Bank, the Administrative Agent, any LC Issuer or any indemnified party arising under the Loan Documents.

     "Outstanding Credit Exposure" means, as to any Bank at any time, the sum of
      ---------------------------
(i) the aggregate principal amount of its Loans outstanding at such time, plus
(ii) an amount equal to its Pro Rata Share of the LC Obligations at such time.

     "Parent" means, with respect to any Bank, any Person controlling such Bank.
      ------

     "Participant" has the meaning set forth in Section 9.06(b).
      -----------

     "PBGC" means the Pension Benefit Guaranty Corporation or any entity
      ----
succeeding to any or all of its functions under ERISA.

     "Person" means an individual, a corporation, a partnership, an association,
      ------
a trust or any other entity or organization, including a government or political subdivision or an agency or instrumentality thereof.

     "Plan" means at any time an employee pension benefit plan which is covered
      ----
by Title IV of ERISA or subject to the minimum funding standards under Section 412 of the Internal Revenue Code and is either (i) maintained by a member of the ERISA Group for employees of a member of the ERISA Group or (ii) maintained pursuant to a collective bargaining agreement or any other arrangement under which more than one employer makes contributions and to which a member of the ERISA Group is then making or accruing an obligation to make contributions or has within the preceding five plan years made contributions.

     "Pricing Schedule" means the Schedule attached hereto identified as such.
      ----------------

     "Prime Rate" means a rate per annum equal to the prime rate of interest
      ----------
announced from time to time by Bank One or its parent (which is not necessarily the lowest rate charged to any customer), changing when and as said prime rate changes.

     "Principal Subsidiary" means each of Texas Eastern Transmission Limited
      --------------------
Partnership, Algonquin Gas Transmission Company, PanEnergy Corp, and their respective successors.

     "Pro Rata Share" means, with respect to a Bank, a portion equal to a
      --------------
fraction the numerator of which is such Bank's Commitment and the denominator of which is the Aggregate Commitment.

     "Quarterly Payment Date" means the first Domestic Business Day of each
      ----------------------
January, April, July and October.

     "Regulation U" means Regulation U of the Board of Governors of the Federal
      ------------
Reserve System, as in effect from time to time.

     "Reimbursement Date" has the meaning set forth in Section 2.16(f).
      ------------------

     "Reimbursement Obligations" means, at any time, the aggregate of all
      -------------------------
obligations of the Borrower then outstanding under Section 2.16 to reimburse the LC Issuers for amounts paid by the LC Issuers in respect of any one or more drawings under Facility LCs.

     "Required Banks" means at any time Banks (i) having at least 51% of the
      --------------
Aggregate Commitment or (ii) if all of the Commitments shall have been terminated, having at least 51% of the Aggregate Outstanding Credit Exposure.

     "Revolving Credit Loan" means a loan made or to be made by a Bank pursuant
      ---------------------
to Section 2.01(a); provided that, if any such loan or loans (or portions thereof) are combined or subdivided pursuant to a Notice of Interest Rate Election, the term "Revolving Credit Loan" shall refer to the combined principal amount resulting from such combination or to each of the separate principal amounts resulting from such subdivision, as the case may be.

     "Revolving Credit Period" means the period from and including the Effective
      -----------------------
Date to but not including the Commitment Termination Date.

     "S&P" means Standard & Poor's Rating Services, a division of The
      ---
McGraw-Hill Companies, Inc.

     "Subsidiary" means, as to any Person, any corporation or other entity of
      ----------
which securities or other ownership interests having ordinary voting power to elect a majority of the board of directors or other persons performing similar functions are at the time directly or indirectly owned by such Person; unless otherwise specified, "Subsidiary" means a Subsidiary of the Borrower.

     "Substantial Assets" means assets sold or otherwise disposed of in a single
      ------------------
transaction or a series of related transactions representing 25% or more of the consolidated assets of the Borrower and its Consolidated Subsidiaries, taken as a whole.

     "Term Loan" means a loan made or to be made by a Bank pursuant to Section
      ---------
2.01(b); provided that, if any such loan or loans (or portions thereof) are combined or subdivided pursuant to a Notice of Interest Rate Election, the term "Term Loan" shall refer to the combined principal amount resulting from such combination or to each of the separate principal amounts resulting from such subdivision, as the case may be.

     "Three-Year Credit Agreement" means the Three-Year Credit Agreement dated
      ---------------------------
as of April 19, 2001 among the Borrower, certain lenders and Bank One, NA, as administrative agent, as such agreement may be amended or modified from time to time.

     "Type" means, with respect to any Loan, its nature as an Alternate Base
      ----
Rate Loan or a Euro-Dollar Loan.

     "United States" means the United States of America, including the States
      -------------
and the District of Columbia, but excluding its territories and possessions.

     "Unfunded Vested Liabilities" means, with respect to any Plan at any time,
      ---------------------------
the amount (if any) by which (i) the present value of all benefits under such Plan exceeds (ii) the fair market value of all Plan assets allocable to such benefits, all determined as of the then most recent valuation date for such Plan, but only to the extent that such excess represents a potential liability of a member of the ERISA Group to the PBGC or the Plan under Title IV of ERISA.

     Section 1.02. Accounting Terms and Determinations. Unless otherwise
                   -----------------------------------
specified herein, all accounting terms used herein shall be interpreted, all accounting determinations hereunder shall be made, and all financial statements required to be delivered hereunder shall be prepared in accordance with generally accepted accounting principles as in effect from time to time, applied on a basis consistent (except for changes concurred in by the Borrower's independent public accountants) with the most recent audited consolidated financial statements of the Borrower and its Consolidated Subsidiaries delivered to the Banks.

     Section 1.03. Types and Classes of Borrowings. The term "Borrowing" denotes
                   -------------------------------
the aggregation of Loans of the Banks to be made to the Borrower pursuant to
Article 2 on a single date and for a single Interest Period. Borrowings are classified for purposes of this Agreement either by reference to the pricing of Loans comprising such Borrowing (e.g., a "Euro-Dollar Borrowing" is a Borrowing comprised of Euro-Dollar Loans) or by reference to the Class of Loans comprising such Borrowing (e.g., a "Term Borrowing" is a Borrowing comprised of Term Loans).

                                    ARTICLE 2

                                   THE CREDITS

     Section 2.01. Commitments. (a) Revolving Credit Loans; Facility LCs. During
                   -----------      ------------------------------------
the Revolving Credit Period, each Bank severally agrees, on the terms and conditions set forth in this Agreement, (i) to make loans to the Borrower and
(ii) to participate in Facility LCs issued upon the request of the Borrower, from time to time, provided that, after giving effect to the making of each such Revolving Credit Loan and the issuance of each such Facility LC, such Bank's Outstanding Credit Exposure shall not exceed its Commitment. Each Borrowing under this subsection shall be in an aggregate principal amount of $10,000,000 or any larger multiple of $1,000,000 (except that any such Borrowing may be in the aggregate amount available in accordance with Section 3.02(b)) and shall be made from the Banks ratably according to their Pro Rata Shares. Within the foregoing limits, the Borrower may borrow under this subsection (a), or to the extent permitted by Section 2.11, prepay Loans and reborrow at any time during the Revolving Credit Period under this subsection (a). The Commitments to extend credit hereunder shall expire on the Commitment Termination Date. The LC Issuers will issue Facility LCs hereunder on the terms and conditions set forth in
Section 2.16.

     (b) Term Loans. Each Bank severally agrees, on the terms and conditions set
         ----------
forth in this Agreement, to make a loan to the Borrower on the Commitment Termination Date in an amount up to but not exceeding the amount of its Revolving Credit Loans outstanding on the Commitment Termination Date. Each Borrowing under this subsection (b) shall be made from the Banks ratably according to their Pro Rata Shares.

     (c) Extension of Commitments. On no more than two separate occasions, the
         ------------------------
Borrower may, upon notice not less than 45 days but no earlier than 60 days prior to the then current Commitment Termination Date to the Administrative Agent (which shall notify each Bank of receipt of such request), propose to extend the Revolving Credit Period for an additional 364 days measured from the Commitment Termination Date then in effect. Each Bank shall endeavor to respond to such request, whether affirmatively or negatively (such determination in the sole discretion of such Bank), by notice to the Borrower and the Administrative Agent not more than 45 days nor less than 30 days prior to the Commitment Termination Date. Subject to the execution by the Borrower, the Administrative Agent and such Banks of a duly completed Extension Agreement in substantially the form of Exhibit D, the Commitment Termination Date applicable to the Commitment of each Bank so affirmatively notifying the Borrower and the Administrative Agent shall be extended for the period specified above; provided that the Commitment Termination Date shall not be extended unless Banks shall have elected so to extend their Commitments that have Commitments constituting at least the greater of (i) 66K% in aggregate amount of the Commitments in effect at the time any such extension is requested and (ii) the Aggregate Outstanding Credit Exposure on the Commitment Termination Date prior to any extension thereof and after giving effect to any repayment of Loans and/or termination of Facility LCs on such date. Any Bank which does not give such notice to the Borrower and the Administrative Agent shall be deemed to have elected not to extend as requested, and on the Commitment Termination Date determined without giving effect to such requested extension, the Commitment of each non-extending Bank shall terminate, the participations of each non-extending Bank in Facility LCs shall terminate, and the Borrower shall repay all Loans and other Obligations owing to such non-extending Bank. The Borrower may, in accordance with Section 8.06, designate another bank or other financial institution (which may be, but need not be, an extending Bank) to replace a non-extending Bank. The Borrower may revoke its proposal to extend the then current Commitment Termination Date by giving notice of such revocation to the Administrative Agent (which shall notify each Bank of such revocation) at any time prior to the then current Commitment Termination Date and prior to execution by the Borrower of an Extension Agreement.

     Section 2.02. Notice of Borrowings. The Borrower shall give the
                   --------------------
Administrative Agent notice (a "Notice of Borrowing") not later than 10:00 A.M.
                                -------------------
(Chicago time) on (x) the date of each Alternate Base Rate Borrowing and (y) the third Euro-Dollar Business Day before each Euro-Dollar Borrowing, specifying:

     (a) the date of such Borrowing, which shall be a Domestic Business Day in the case of a Domestic Borrowing or a Euro-Dollar Business Day in the case of a Euro-Dollar Borrowing,

     (b) the aggregate amount of such Borrowing,

     (c) whether the Loans comprising such Borrowing are to bear interest initially at the Alternate Base Rate or a Euro-Dollar Rate,

     (d) the Class of Loans comprising such Borrowing, and

     (e) in the case of a Euro-Dollar Borrowing, the duration of the initial Interest Period applicable thereto, subject to the provisions of the definition of Interest Period.

     Section 2.03. Notice to Banks; Funding of Loans. (a) Upon receipt of a
                   ---------------------------------
Notice of Borrowing, the Administrative Agent shall promptly notify each Bank of the contents thereof and of such Bank's share of such Borrowing and such Notice of Borrowing shall not thereafter be revocable by the Borrower.

     (a) Not later than 12:00 Noon (Chicago time) on the date of each Borrowing, each Bank shall (except as provided in subsection (c) of this Section) make available its share of such Borrowing, in Federal or other funds immediately available in Chicago, to the Administrative Agent at its address specified in or pursuant to Section 9.01. Unless the Administrative Agent determines that any applicable condition specified in Article 3 has not been satisfied, the Administrative Agent will make the funds so received from the Banks available to the Borrower at the Administrative Agent's aforesaid address.

     (b) Unless the Administrative Agent shall have received notice from a Bank prior to the date of any Borrowing that such Bank will not make available to the Administrative Agent such Bank's share of such Borrowing, the Administrative Agent may assume that such Bank has made such share available to the Administrative Agent on the date of such Borrowing in accordance with subsection
(b) of this Section 2.03 and the Administrative Agent may, in reliance upon such assumption, make available to the Borrower on such date a corresponding amount. If and to the extent that such Bank shall not have so made such share available to the Administrative Agent, such Bank and, if such Bank shall not have made such payment within two Domestic Business Days of demand therefor, the Borrower severally agree to repay to the Administrative Agent forthwith on demand such corresponding amount together with interest thereon, for each day from the date such amount is made available to the Borrower until the date such amount is repaid to the Administrative Agent, at (i) in the case of the Borrower, a rate per annum equal to the higher of the Federal Funds Effective Rate and the interest rate applicable thereto pursuant to Section 2.06 and (ii) in the case of such Bank, the Federal Funds Effective Rate. If such Bank shall repay to the Administrative Agent such corresponding amount, such amount so repaid shall constitute such Bank's Loan included in such Borrowing for purposes of this Agreement.

     (c) The failure of any Bank to make the Loan to be made by it as part of any Borrowing shall not relieve any other Bank of its obligation thereunder to make a Loan on the date of such Borrowing, but no Bank shall be responsible for the failure of any other Bank to make a Loan to be made by such other Bank.

     Section 2.04. Registry; Notes. (a) The Administrative Agent shall maintain
                   ---------------
a register (the "Register") on which it will record the Commitment of each Bank,
                 --------
each Loan made by such Bank and each repayment of any Loan made by such Bank. Any such recordation by the Administrative Agent on the Register shall be conclusive, absent manifest error. Failure to make any such recordation, or any error in such recordation, shall not affect the Borrower's obligations hereunder.

     (b) The Borrower hereby agrees that, promptly upon the request of any Bank at any time, the Borrower shall deliver to such Bank a duly executed Note, in substantially the form of Exhibit A hereto, payable to the order of such Bank and representing the obligation of the Borrower to pay the unpaid principal amount of the Loans made to the Borrower by such Bank, with interest as provided herein on the unpaid principal amount from time to time outstanding.

     (c) Each Bank shall record the date, amount and maturity of each Loan made by it and the date and amount of each payment of principal made by the Borrower with respect thereto, and each Bank receiving a Note pursuant to this Section, if such Bank so elects in connection with any transfer or enforcement of its Note, may endorse on the schedule forming a part thereof appropriate notations to evidence the foregoing information with respect to each such Loan then outstanding; provided that the failure of such Bank to make any such recordation or endorsement shall not affect the obligations of the Borrower hereunder or under the Notes. Such Bank is hereby irrevocably authorized by the Borrower so to endorse its Note and to attach to and make a part of its Note a continuation of any such schedule as and when required.

     Section 2.05. Maturity of Loans. (a) Each Revolving Credit Loan made by any
                   -----------------
Bank shall mature, and the principal amount thereof shall be due and payable together with accrued interest thereon, on the Commitment Termination Date.

     (b) The Term Loans of each Bank shall mature, and the principal amount thereof shall be due and payable, together with accrued interest thereon, on the Final Maturity Date.

     Section 2.06. Interest Rates. (a) Each Alternate Base Rate Loan shall bear
                   --------------
interest on the outstanding principal amount thereof for each day from the date such Loan is made until it becomes due, at a rate per annum equal to the Alternate Base Rate for such day. Such interest shall be payable quarterly in arrears on each Quarterly Payment Date and at maturity. Any overdue principal of or overdue interest on any Alternate Base Rate Loan shall bear interest, payable on demand, for each day until paid at a rate per annum equal to the sum of 1% plus the Alternate Base Rate for such day.

     (b) Each Euro-Dollar Loan shall bear interest on the outstanding principal amount thereof, for each day during each Interest Period applicable thereto, at a rate per annum equal to the sum of the Applicable Margin for such day plus the Euro-Dollar Base Rate applicable to such Interest Period. Such interest shall be payable for each Interest Period on the last day thereof and, if such Interest Period is longer than three months, at intervals of three months after the first day thereof, and at maturity.

     "Euro-Dollar Base Rate" means, with respect to a Euro-Dollar Borrowing for
      ---------------------
the relevant Interest Period, the applicable British Bankers' Association Interest Settlement Rate for deposits in U.S. dollars appearing on Reuters Screen FRBD as of 11:00 A.M. (London time) two Euro-Dollar Business Days prior to the first day of such Interest Period, and having a maturity equal to such Interest Period, provided that, (i) if Reuters Screen FRBD is not available to the Administrative Agent for any reason, the applicable Euro-Dollar Base Rate for the relevant Interest Period shall instead be the applicable British Bankers' Association Interest Settlement Rate for deposits in U.S. dollars as reported by any other generally recognized financial information service as of 11:00 A.M. (London time) two Euro-Dollar Business Days prior to the first day of such Interest Period, and having a maturity equal to such Interest Period, and
(ii) if no such British Bankers' Association Interest Settlement Rate is available to the Administrative Agent, the applicable Euro-Dollar Base Rate for the relevant Interest Period shall instead be the rate determined by the Administrative Agent to be the rate at which Bank One or one of its Affiliate banks offers to place deposits in U.S. dollars with first-class banks in the London interbank market approximately 11:00 A.M. (London time) two Euro-Dollar Business Days prior to the first day of such Interest Period, in the approximate amount of Bank One's relevant Euro-Dollar Loan and having a maturity equal to such Interest Period.

     (c) Any overdue principal of or overdue interest on any Euro-Dollar Loan shall bear interest, payable on demand, for each day from and including the date payment thereof was due to but excluding the date of actual payment, at a rate per annum equal to the sum of 1% plus the higher of (i) the Alternate Base Rate for such day and (ii) the sum of the Applicable Margin for such day plus the Euro-Dollar Base Rate for such day.

     (d) The Administrative Agent shall determine each interest rate applicable to the Loans hereunder. The Administrative Agent shall give prompt notice to the Borrower and the participating Banks by telecopy, telex or cable of each rate of interest so determined, and its determination thereof shall be conclusive in the absence of manifest error unless the Borrower raises an objection thereto within five Domestic Business Days after receipt of such notice.

     Section 2.07. Commitment Fees. The Borrower shall pay to the Administrative
                   ---------------
Agent for the account of the Banks ratably according to their Pro Rata Shares a commitment fee at the Commitment Fee Rate (determined daily in accordance with the Pricing Schedule). Such commitment fee shall accrue from and including the Effective Date to but excluding the Commitment Termination Date, on the daily average Available Aggregate Commitment. Accrued commitment fees under this Section shall be payable quarterly in arrears on each Quarterly Payment Date and on the Commitment Termination Date.

     Section 2.08. Optional Termination or Reduction of Commitments. The
                   ------------------------------------------------
Borrower may, upon at least three Domestic Business Days' notice to the Administrative Agent, (i) terminate the Commitments at any time, if no Loans are outstanding at such time or (ii) ratably reduce from time to time by an aggregate amount of $10,000,000 or any larger multiple of $1,000,000 the aggregate amount of the Commitments in excess of the Aggregate Outstanding Credit Exposure.

     Section 2.09. Method of Electing Interest Rates. (a) The Loans included in
                   ---------------------------------
each Borrowing shall bear interest initially at the type of rate specified by the Borrower in the applicable Notice of Borrowing. Thereafter, the Borrower may from time to time elect to change or continue the type of interest rate borne by each Group of Loans (subject in each case to the provisions of Article 8 and the last sentence of this subsection (a)), as follows:

          (A) if such Loans are Alternate Base Rate Loans, the Borrower may elect to convert such Loans to Euro-Dollar Loans as of any Euro-Dollar Business Day; and

          (B) if such Loans are Euro-Dollar Loans, the Borrower may elect to convert such Loans to Alternate Base Rate Loans or elect to continue such Loans as Euro-Dollar Loans for an additional Interest Period, subject to
     Section 2.13 in the case of any such conversion or continuation effective on any day other than the last day of the then current Interest Period applicable to such Loans.

Each such election shall be made by delivering a notice (a "Notice of Interest
                                                            ------------------
Rate Election") to the Administrative Agent not later than 10:00 A.M. (Chicago
-------------
time) on the third Euro-Dollar Business Day before the conversion or continuation selected in such notice is to be effective. A Notice of Interest Rate Election may, if it so specifies, apply to only a portion of the aggregate principal amount of the relevant Group of Loans, provided that (i) such portion is allocated ratably among the Loans comprising such Group and (ii) the portion to which such notice applies, and the remaining portion to which it does not apply, are each $10,000,000 or any larger multiple of $1,000,000.

     (b) Each Notice of Interest Rate Election shall specify:

          (i) the Group of Loans (or portion thereof) to which such notice applies;

          (ii) the date on which the conversion or continuation selected in such notice is to be effective, which shall comply with the applicable clause of subsection 2.09(a) above;

          (iii) if the Loans comprising such Group are to be converted, the new Type of Loans and, if the Loans being converted are to be Euro-Dollar Loans, the duration of the next succeeding Interest Period applicable thereto; and

          (iv) if such Loans are to be continued as Euro-Dollar Loans for an additional Interest Period, the duration of such additional Interest Period.

Each Interest Period specified in a Notice of Interest Rate Election shall comply with the provisions of the definition of the term "Interest Period."

     (b) Promptly after receiving a Notice of Interest Rate Election from the Borrower pursuant to subsection 2.09(a) above, the Administrative Agent shall notify each Bank of the contents thereof and such notice shall not thereafter be revocable by the Borrower. If no Notice of Interest Rate Election is timely received prior to the end of an Interest Period for any Group of Loans, the Borrower shall be deemed to have elected that such Group of Loans be converted to Alternate Base Rate Loans as of the last day of such Interest Period.

     (c) An election by the Borrower to change or continue the rate of interest applicable to any Group of Loans pursuant to this Section shall not constitute a "Borrowing" subject to the provisions of Section 3.02.

     Section 2.10. Mandatory Termination of Commitments. The Commitment of each
                   ------------------------------------
Bank shall terminate on the Commitment Termination Date, and any Revolving Credit Loans of such Bank then outstanding (together with accrued interest thereon) shall be due and payable on such date; provided that such Revolving Credit Loans shall be paid with the proceeds from the Term Loans if Term Loans are made on the Commitment Termination Date.

     Section 2.11. Optional Prepayments. (a) The Borrower may (i) upon notice to
                   --------------------
the Administrative Agent not later than 10:00 A.M. (Chicago time) on any Domestic Business Day prepay on such Domestic Business Day any Group of Alternate Base Rate Loans and (ii) upon at least three Euro-Dollar Business Days' notice to the Administrative Agent not later than 10:00 A.M. (Chicago time) prepay any Group of Euro-Dollar Loans, in each case in whole at any time, or from time to time in part in amounts aggregating $5,000,000 or any larger multiple of $1,000,000, by paying the principal amount to be prepaid together with accrued interest thereon to the date of prepayment and together with any additional amounts payable pursuant to Section 2.13. Each such optional prepayment shall be applied to prepay ratably the Loans of the several Banks included in such Group or Borrowing.

     (b) Upon receipt of a notice of prepayment pursuant to this Section, the Administrative Agent shall promptly notify each Bank of the contents thereof and of such Bank's share of such prepayment and such notice shall not thereafter be revocable by the Borrower.

     Section 2.12. General Provisions as to Payments. (a) The Borrower shall
                   ---------------------------------
make each payment of principal of, and interest on, the Loans and of fees hereunder, not later than 12:00 Noon (Chicago time) on the date when due, in Federal or other funds immediately available in Chicago, to the Administrative Agent at its address referred to in Section 9.01. The Administrative Agent will promptly distribute to each Bank its ratable share of each such payment received by the Administrative Agent for the account of the Banks. Whenever any payment of principal of, or interest on, the Alternate Base Rate Loans, or of fees shall be due on a day which is not a Domestic Business Day, the date for payment thereof shall be extended to the next succeeding Domestic Business Day. Whenever any payment of principal of, or interest on, the Euro-Dollar Loans shall be due on a day which is not a Euro-Dollar Business Day, the date for payment thereof shall be extended to the next succeeding Euro-Dollar Business Day unless such Euro-Dollar Business Day falls in another calendar month, in which case the date for payment thereof shall be the next preceding Euro-Dollar Business Day. If the date for any payment of principal is extended by operation of law or otherwise, interest thereon shall be payable for such extended time.

     (b) Unless the Administrative Agent shall have received notice from the Borrower prior to the date on which any payment is due to the Banks hereunder that the Borrower will not make such payment in full, the Administrative Agent may assume that the Borrower has made such payment in full to the Administrative Agent on such date and the Administrative Agent may, in reliance upon such assumption, cause to be distributed to each Bank on such due date an amount equal to the amount then due such Bank. If and to the extent that the Borrower shall not have so made such payment, each Bank shall repay to the Administrative Agent forthwith on demand such amount distributed to such Bank together with interest thereon, for each day from the date such amount is distributed to such Bank until the date such Bank repays such amount to the Administrative Agent, at the Federal Funds Effective Rate.

     Section 2.13. Funding Losses. If the Borrower makes any payment of
                   --------------
principal with respect to any Euro-Dollar Loan or any Euro-Dollar Loan is converted to a Alternate Base Rate Loan or continued as a Euro-Dollar Loan for a new Interest Period (pursuant to Article 2, 6 or 8 or otherwise) on any day other than the last day of an Interest Period applicable thereto, or if the Borrower fails to borrow, prepay, convert or continue any Euro-Dollar Loans after notice has been given to any Bank in accordance with Section 2.03(a), 2.09(c) or 2.11(b), the Borrower shall reimburse each Bank within 15 days after demand for any resulting loss or expense incurred by it (or by an existing or prospective Participant in the related Loan), including (without limitation) any loss incurred in obtaining, liquidating or employing deposits from third parties, but excluding loss of margin for the period after any such payment or conversion or failure to borrow, prepay, convert or continue, provided that such Bank shall have delivered to the Borrower a certificate setting forth in reasonable detail the calculation of the amount of such loss or expense, which certificate shall be conclusive in the absence of manifest error.

     Section 2.14. Computation of Interest and Fees. Interest based on the Prime
                   --------------------------------
Rate hereunder shall be computed on the basis of a year of 365 days (or 366 days in a leap year) and paid for the actual number of days elapsed (including the first day but excluding the last day). All other interest and fees (including the LC Fees and fronting fees) shall be computed on the basis of a year of 360 days and paid for the actual number of days elapsed (including the first day but excluding the last day).

     Section 2.15. Regulation D Compensation. In the event that a Bank is
                   -------------------------
required to maintain reserves of the type contemplated by the definition of "Euro-Dollar Reserve Percentage", such Bank may require the Borrower to pay, contemporaneously with each payment of interest on the Euro-Dollar Loans, additional interest on the related Euro-Dollar Loan of such Bank at a rate per annum determined by such Bank up to but not exceeding the excess of (i) (A) the applicable Euro-Dollar Base Rate divided by (B) one minus the Euro-Dollar Reserve Percentage over (ii) the applicable Euro-Dollar Base Rate. Any Bank wishing to require payment of such additional interest (x) shall so notify the Borrower and the Administrative Agent, in which case such additional interest on the Euro-Dollar Loans of such Bank shall be payable to such Bank at the place indicated in such notice with respect to each Interest Period commencing at least three Euro-Dollar Business Days after the giving of such notice and (y) shall notify the Borrower at least three Euro-Dollar Business Days prior to each date on which interest is payable on the Euro-Dollar Loans of the amount then due it under this Section. Each such notification shall be accompanied by such information as the Borrower may reasonably request.

     "Euro-Dollar Reserve Percentage" means for any day that percentage (expressed as a decimal) which is in effect on such day, as prescribed by the Board of Governors of the Federal Reserve System (or any successor) for determining the maximum reserve requirement for a member bank of the Federal Reserve System in Chicago with deposits exceeding five billion dollars in respect of "Eurocurrency liabilities" (or in respect of any other category of liabilities which includes deposits by reference to which the interest rate on Euro-Dollar Loans is determined or any category of extensions of credit or other assets which includes loans by a non-United States office of any Bank to United States residents).

     Section 2.16. Facility LCs.
                   ------------

     (a) Issuance; Existing LCs. Each LC Issuer hereby agrees, on the terms and
                   ------------
conditions set forth in this Agreement, to issue standby and trade letters of credit and to renew, extend, increase, decrease or otherwise modify each Facility LC ("Modify," and each such action a "Modification"), from time to time
              ------                           ------------
during the Revolving Credit Period upon the request of the Borrower; provided that immediately after each such Facility LC is issued or Modified, the Aggregate Outstanding Credit Exposure shall not exceed the Aggregate Commitment. No Facility LC shall have an expiry date later than the Final Maturity Date. The stated account party under any Facility LC may be the Borrower, a Subsidiary of the Borrower or an Affiliate of the Borrower. By their execution of this Agreement, the Borrower and each Bank listed as an issuer of an Existing LC on the Existing LCs Schedule hereby agree that effective as of the Effective Date
(i) such Existing LC shall be a Facility LC under this Agreement and subject to the terms hereof, (ii) such Bank shall be an LC Issuer hereunder with respect to such Existing LC, and (iii) the prior reimbursement agreement or letter of credit application of the Borrower and such Bank relating to such Existing LC is replaced by this Agreement.

     (b) Participations. Upon the occurrence of the Effective Date, with respect
         --------------
to each Existing LC, and upon the issuance or Modification by an LC Issuer of a Facility LC in accordance with this Section 2.16, such LC Issuer shall be deemed, without further action by any party hereto, to have unconditionally and irrevocably sold to each Bank, and each Bank shall be deemed, without further action by any party hereto, to have unconditionally and irrevocably purchased from such LC Issuer, a participation in such Facility LC (and each Modification thereof) and the related LC Obligations in proportion to its Pro Rata Share.

     (c) Notice. Subject to Section 2.16(a), the Borrower shall give the
         ------
applicable LC Issuer and the Administrative Agent notice of the proposed issuance or Modification of a Facility LC, substantially in the form of Exhibit E (a "Facility LC Application") specifying the beneficiary, the proposed date of
      -----------------------
issuance (or Modification) and the expiry date of such Facility LC, and describing the proposed terms of such Facility LC, such duly completed Facility LC Application to be received prior to 10:00 A.M. (Chicago time) on the Business Day that is at least two Domestic Business Days prior to the proposed date of issuance or Modification of each Facility LC or in the case of a Facility LC substantially in the form of Exhibit F, at least one Domestic Business Day prior to the proposed date of issuance or Modification. Upon receipt of such Facility LC Application, such LC Issuer shall promptly notify the Administrative Agent, and the Administrative Agent shall promptly notify each Bank, of the contents thereof and of the amount of such Bank's participation in such proposed Facility LC. The issuance or Modification by any LC Issuer of any Facility LC shall, in addition to the conditions precedent set forth in Article 3 (the satisfaction of which such LC Issuer shall have no duty to ascertain), be subject to the condition precedent that such Facility LC shall be satisfactory to such LC Issuer. In the event of any conflict between the terms of this Agreement and the terms of any Facility LC Application, the terms of this Agreement shall control. Subject to the foregoing conditions, the applicable LC Issuer will endeavor to issue or Modify such Facility LC as soon as practicable after receiving such Facility LC Application but in any event within two Domestic Business Days after receiving such Facility LC Application or, in the case of a Facility LC substantially in the form of Exhibit F, within one Domestic Business Day after receiving such Facility LC Application.

     (d) LC Fees. The Borrower shall pay to the Administrative Agent, for the
         -------
account of the Banks ratably in accordance with their respective Pro Rata Shares, a letter of credit fee at a per annum rate equal to the sum of (i) the Applicable Margin for Euro-Dollar Loans in effect from time to time plus (ii) 0.125% during any period following the Commitment Termination Date plus (iii) if an Event of Default exists, 1%, on the average daily undrawn stated amount under each Facility LC, such fee to be payable in arrears on each Quarterly Payment Date and the Final Maturity Date (each such fee described in this sentence an "LC Fee"). The Borrower shall also pay to each LC Issuer for its own account (x)
 ------
a fronting fee at a per annum rate equal to 0.10% on the average daily undrawn stated amount under each Facility LC issued by such LC Issuer, such fee to be payable in arrears on each Quarterly Payment Date and the Final Maturity Date and (y) documentary and processing charges in connection with the issuance or Modification or transfer of and draws under Facility LCs issued by such LC Issuer in accordance with such LC Issuer's standard schedule for such charges as in effect from time to time (or such other amounts as such LC Issuer and the Borrower may agree).

     (e) Administration; Reimbursement by Banks. Upon receipt from the
         --------------------------------------
beneficiary of any Facility LC of any demand for payment under such Facility LC, the applicable LC Issuer shall notify the Administrative Agent and the Borrower and the Administrative Agent shall promptly notify each other Bank as to the amount to be paid by such LC Issuer as a result of such demand and the proposed payment date (the "LC Payment Date"). The responsibility of such LC Issuer to
                   ---------------
the Borrower and each Bank shall be only to determine that the documents (including each demand for payment) delivered under each Facility LC in connection with such presentment shall be in conformity in all material respects with such Facility LC. Each LC Issuer shall endeavor to exercise the same care in the issuance and administration of its Facility LCs as it does with respect to letters of credit in which no participations are granted, it being understood that in the absence of any gross negligence or willful misconduct by such LC Issuer, each Bank shall be unconditionally and irrevocably liable without regard to the occurrence of any Default or any condition precedent whatsoever, to reimburse such LC Issuer on demand for (i) such Bank's Pro Rata Share of the amount of each payment made by such LC Issuer under each Facility LC to the extent such amount is not reimbursed by the Borrower pursuant to Section 2.16(f) below, plus (ii) interest on the foregoing amount to be reimbursed by such Bank, for each day from the date of such LC Issuer's demand for such reimbursement (or, if such demand is made after 10:00 A.M. (Chicago time) on such date, from the next succeeding Domestic Business Day) to the date on which such Bank pays the amount to be reimbursed by it, at a rate of interest per annum equal to the Federal Funds Effective Rate for the first three days and, thereafter, at a rate of interest equal to the rate applicable to Alternate Base Rate Borrowings.

     (f) Reimbursement by Borrower. The Borrower shall be irrevocably and
         -------------------------
unconditionally obligated to reimburse the applicable LC Issuer for any amounts to be paid by such LC Issuer upon any drawing under any Facility LC, without presentment, demand, protest or other formalities of any kind; provided that neither the Borrower nor any Bank shall hereby be precluded from asserting any claim for direct (but not consequential) damages suffered by the Borrower or such Bank to the extent, but only to the extent, caused by (i) the willful misconduct or gross negligence of such LC Issuer in determining whether a request presented under any Facility LC issued by it complied with the terms of such Facility LC or (ii) such LC Issuer's failure to pay under any Facility LC issued by it after the presentation to it of a request strictly complying with the terms and conditions of such Facility LC. The Borrower shall make such reimbursement (1) on or before 2:00 P.M. (Chicago time) on the applicable LC Payment Date if the Borrower receives notice of the related demand for payment no later than 10:00 A.M. (Chicago time) on such LC Payment Date or (2) if the Borrower receives notice of the related demand for payment later than 10:00 A.M. (Chicago time) on such LC Payment Date, on or before 2:00 P.M. (Chicago time) on the next succeeding Domestic Business Day (such date by which reimbursement must be made (the LC Payment Date under clause (1) or the next succeeding Domestic Business Day under clause (2)) being the "Reimbursement Date"). All such amounts paid by such LC Issuer and remaining unpaid by the Borrower shall bear interest, payable on demand, for each day until paid at a rate per annum equal to (x) the rate applicable to Alternate Base Rate Borrowings for such day if such day falls on or before the applicable Reimbursement Date and (y) the sum of 1% plus the rate applicable to Alternate Base Rate Borrowings for such day if such day falls after such Reimbursement Date. Such LC Issuer will pay to each Bank ratably in accordance with its Pro Rata Share all amounts received by it from the Borrower for application in payment, in whole or in part, of the Reimbursement Obligation in respect of any Facility LC issued by such LC Issuer, but only to the extent such Bank has made payment to such LC Issuer in respect of such Facility LC pursuant to Section 2.16(e). Subject to the terms and conditions of this Agreement (including without limitation the submission of a Notice of Borrowing in compliance with Section 2.02 and the satisfaction of the applicable conditions precedent set forth in Article 3), the Borrower may request a Borrowing hereunder for the purpose of satisfying any Reimbursement Obligation.

     (g) Obligations Absolute. The Borrower's obligations under this Section
         --------------------
2.16 shall be absolute and unconditional under any and all circumstances and irrespective of any setoff, counterclaim or defense to payment which the Borrower may have or have had against any LC Issuer, any Bank or any beneficiary of a Facility LC. The Borrower further agrees with the LC Issuers and the Banks that the LC Issuers and the Banks shall not be responsible for, and the Borrower's Reimbursement Obligation in respect of any Facility LC shall not be affected by, among other things, the validity or genuineness of documents or of any endorsements thereon, even if such documents should in fact prove to be in any or all respects invalid, fraudulent or forged, or any dispute between or among the Borrower, any of its Affiliates, the beneficiary of any Facility LC or any financing institution or other party to whom any Facility LC may be transferred or any claims or defenses whatsoever of the Borrower or of any of its Affiliates against the beneficiary of any Facility LC or any such transferee. No LC Issuer shall be liable for any error, omission, interruption or delay in transmission, dispatch or delivery of any message or advice, however transmitted, in connection with any Facility LC. The Borrower agrees that any action taken or omitted by any LC Issuer or any Bank under or in connection with each Facility LC and the related drafts and documents, if done without gross negligence or willful misconduct, shall be binding upon the Borrower and shall not put any LC Issuer or any Bank under any liability to the Borrower. Nothing in this Section 2.16(g) is intended to limit the right of the Borrower to make a claim against any LC Issuer for damages as contemplated by the proviso to the first sentence of Section 2.16(f).

     (h) Actions of LC Issuer. Each LC Issuer shall be entitled to rely, and
         --------------------
shall be fully protected in relying, upon any Facility LC, draft, writing, resolution, notice, consent, certificate, affidavit, letter, cablegram, telegram, telecopy, telex or teletype message, statement, order or other document believed by it to be genuine and correct and to have been signed, sent or made by the proper Person or Persons, and upon advice and statements of legal counsel, independent accountants and other experts selected by such LC Issuer. Each LC Issuer shall be fully justified in failing or refusing to take any action under this Agreement unless it shall first have received such advice or concurrence of the Required Banks as it reasonably deems appropriate or it shall first be indemnified to its reasonable satisfaction by the Banks against any and all liability and expense which may be incurred by it by reason of taking or continuing to take any such action. Notwithstanding any other provision of this
Section 2.16, each LC Issuer shall in all cases be fully protected in acting, or in refraining from acting, under this Agreement in accordance with a request of the Required Banks, and such request and any action taken or failure to act pursuant thereto shall be binding upon the Banks and any future holders of a participation in any Facility LC.

     (i) Indemnification. The Borrower hereby agrees to indemnify and hold
         ---------------
harmless each Bank, each LC Issuer and the Administrative Agent, and their respective directors, officers, agents and employees from and against any and all claims and damages, losses, liabilities, costs or expenses which such Bank, such LC Issuer or the Administrative Agent may incur (or which may be claimed against such Bank, such LC Issuer or the Administrative Agent by any Person whatsoever), including reasonable fees and disbursements of counsel, by reason of or in connection with the issuance, execution and delivery or transfer of or payment or failure to pay under any Facility LC or any actual or proposed use of any Facility LC, including, without limitation, any claims, damages, losses, liabilities, costs or expenses which any LC Issuer may incur by reason of or in connection with (i) the failure of any other Bank to fulfill or comply with its obligations to such LC Issuer hereunder (but nothing herein contained shall affect any rights the Borrower may have against any defaulting Bank) or (ii) by reason of or on account of any LC Issuer issuing any Facility LC which specifies that the term "Beneficiary" included therein includes any successor by operation of law of the named Beneficiary, but which Facility LC does not require that any drawing by any such successor Beneficiary be accompanied by a copy of a legal document, satisfactory to such LC Issuer, evidencing the appointment of such successor Beneficiary; provided that the Borrower shall not be required to indemnify any Bank, any LC Issuer or the Administrative Agent for any claims, damages, losses, liabilities, costs or expenses to the extent, but only to the extent, caused by (x) the willful misconduct or gross negligence of such LC Issuer in determining whether a request presented under any Facility LC complied with the terms of such Facility LC or (y) any LC Issuer's failure to pay under any Facility LC after the presentation to it of a request strictly complying with the terms and conditions of such Facility LC. Nothing in this Section 2.16(i) is intended to limit the obligations of the Borrower under any other provision of this Agreement.

     (j) Banks' Indemnification. Each Bank shall, ratably in accordance with its
         ----------------------
Pro Rata Share, indemnify each LC Issuer, its affiliates and their respective directors, officers, agents and employees (to the extent not reimbursed by the Borrower) against any cost, expense (including reasonable counsel fees and disbursements), claim, demand, action, loss or liability (except such as result from such indemnitees' gross negligence or willful misconduct or such LC Issuer's failure to pay under any Facility LC of such LC Issuer after the presentation to it of a request strictly complying with the terms and conditions of such Facility LC) that such indemnitees may suffer or incur in connection with this Section 2.16 or any action taken or omitted by such indemnitees hereunder.

     (k) Facility LC Collateral Account. The Borrower agrees that it will, upon
         ------------------------------
the occurrence (i) of an Event of Default and (ii) (A) at the request of the Administrative Agent with the consent of the Banks having Pro Rata Shares of more than 66K% pursuant to Section 6.01 or (B) at the request of the Banks having Pro Rata Shares of more than 66K% pursuant to Section 6.01 and until the final expiration date of any Facility LC and thereafter as long as any amount is payable to the LC Issuers or the Banks in respect of any Facility LC, maintain a special collateral account pursuant to arrangements satisfactory to the Administrative Agent (the "Facility LC Collateral Account") at the
                           ------------------------------
Administrative Agent's office at the address specified pursuant to Section 9.01, in the name of the Borrower but under the sole dominion and control of the Administrative Agent, for the benefit of the Banks and in which such Borrower shall have no interest other than as set forth in Section 6.01. The Borrower hereby pledges, assigns and grants to the Administrative Agent, on behalf of and for the ratable benefit of the Banks and the LC Issuers, a security interest in all of the Borrower's right, title and interest in and to all funds which may from time to time be on deposit in the Facility LC Collateral Account and all investments thereof, interest and returns thereon and proceeds thereof to secure the prompt and complete payment and performance of the Obligations. The Administrative Agent will invest any funds on deposit from time to time in the Facility LC Collateral Account in Cash Equivalents. Interest and returns realized by such investments shall be credited to the Facility LC Collateral Account and applied as required by Section 6.01. Nothing in this Section 2.16(k) shall either obligate the Administrative Agent to require the Borrower to deposit any funds in the Facility LC Collateral Account or limit the right of the Administrative Agent to release any funds held in the Facility LC Collateral Account in each case other than as required by Section 6.01.

     (l) Rights as a Bank. In its capacity as a Bank, each LC Issuer shall have
         ----------------
the same rights and obligations as any other Bank.

                                    ARTICLE 3

                                   CONDITIONS

     Section 3.01. Effectiveness. This Agreement shall become effective on the
                   -------------
date that each of the following conditions shall have been satisfied (or waived in accordance with Section 9.05):

     (a) receipt by the Administrative Agent of counterparts hereof signed by each of the parties hereto (or, in the case of any party as to which an executed counterpart shall not have been received, receipt by the Administrative Agent in form satisfactory to it of telegraphic, telecopy, telex or other written confirmation from such party of execution of a counterpart hereof by such party);

     (b) receipt by the Administrative Agent of an opinion of the Deputy General Counsel to the Borrower substantially in the form of Exhibit B-1 hereto and covering such additional matters relating to the transactions contemplated hereby as the Required Banks may reasonably request;

     (c) receipt by the Administrative Agent of an opinion of Robinson, Bradshaw & Hinson, P.A., special counsel for the Borrower, substantially in the form of Exhibit B-2 hereto and covering such additional matters relating to the transactions contemplated hereby as the Required Banks may reasonably request.;

     (d) receipt by the Administrative Agent of a certificate signed by a Vice President, the Treasurer or the Controller of the Borrower, dated the Effective Date, to the effect set forth in clauses (c) and (d) of Section 3.02;

     (e) receipt by the Administrative Agent of all documents it may have reasonably requested prior to the date hereof relating to the existence of the Borrower, the corporate authority for and the validity of this Agreement and the Notes, and any other matters relevant hereto, all in form and substance satisfactory to the Administrative Agent; and

provided that this Agreement shall not become effective or be binding on any party hereto unless all of the foregoing conditions are satisfied not later than April 30, 2002. The Administrative Agent shall promptly notify the Borrower and the Banks of the Effective Date, and such notice shall be conclusive and binding on all parties hereto. The Borrower and the Banks party to the

Existing Credit Agreement, comprising the "Required Banks" as defined therein, hereby agree that (i) the commitments of the lenders under the Existing Credit Agreement shall terminate in their entirety immediately and automatically upon the effectiveness of this Agreement, without further action by any party to the Existing Credit Agreement, (ii) all accrued fees under the Existing Credit Agreement shall be due and payable at such time, (iii) subject to the funding loss indemnities in the Existing Credit Agreement, the Borrower may prepay any and all loans outstanding thereunder on the date of effectiveness of this Agreement, and (iv) any letters of credit remaining outstanding under the Existing Credit Agreement shall be Existing LCs under this Agreement.

     Section 3.02. Credit Extensions. The obligation of any Bank to make a
                   -----------------
Credit Extension on the occasion of any Borrowing or issuance of a Facility LC is subject to the satisfaction of the following conditions:

     (a) receipt by the Administrative Agent of a Notice of Borrowing or receipt by the applicable LC Issuer and the Administrative Agent of a Facility LC Application (except for Existing LCs) as required by Section 2.02 or 2.16, as the case may be;

     (b) the fact that, immediately after such Credit Extension the Aggregate Outstanding Credit Exposure will not exceed the Aggregate Commitment;

     (c) the fact that, immediately after such Credit Extension, no Default shall have occurred and be continuing; and

     (d) the fact that the representations and warranties of the Borrower contained in this Agreement (except the representations and warranties set forth in Sections 4.04(b) and 4.06) shall be true on and as of the date of such Credit Extension.

     Each Credit Extension hereunder shall be deemed to be a representation and warranty by the Borrower on the date of such Credit Extension as to the facts specified in clauses (b), (c) and (d) of this Section.

                                    ARTICLE 4

                         REPRESENTATIONS AND WARRANTIES

     The Borrower represents and warrants that:

     Section 4.01. Organization and Power. The Borrower is duly organized,
                   ----------------------
validly existing and in good standing under the laws of Delaware, and has all requisite powers and all material governmental licenses, authorizations, consents and approvals required to carry on its business as now conducted and is duly qualified to do business in each jurisdiction where such qualification is required, except where the failure so to qualify would not have a material adverse effect on the business, financial position or results of operations of the Borrower and its Consolidated Subsidiaries, considered as a whole.

     Section 4.02. Corporate and Governmental Authorization; No Contravention.
                   ----------------------------------------------------------
The execution, delivery and performance by the Borrower of this Agreement and the Notes are within the Borrower's corporate powers, have been duly authorized by all necessary corporate action, require no action by or in respect of, or filing with, any governmental body, agency or official and do not contravene, or constitute a default under, any provision of applicable law or regulation or of the articles of incorporation or by-laws of the Borrower or of any agreement, judgment, injunction, order, decree or other instrument binding upon the Borrower or result in the creation or imposition of any Lien on any asset of the Borrower or any of its Material Subsidiaries.

     Section 4.03. Binding Effect. This Agreement constitutes a valid and
                   --------------
binding agreement of the Borrower and each Note, if and when executed and delivered in accordance with this Agreement, will constitute a valid and binding obligation of the Borrower, in each case enforceable in accordance with its terms, except as the same may be limited by bankruptcy, insolvency or similar laws affecting creditors' rights generally and by general principles of equity.

     Section 4.04. Financial Information. (a) The consolidated balance sheet of
                   ---------------------
the Borrower and its Consolidated Subsidiaries as of December 31, 2001 and the related consolidated statements of income, cash flows, capitalization and retained earnings for the fiscal year then ended, reported on by Deloitte & Touche, copies of which have been delivered to each of the Banks, fairly present, in conformity with generally accepted accounting principles, the consolidated financial position of the Borrower and its Consolidated Subsidiaries as of such date and their consolidated results of operations and cash flows for such fiscal year.

     (b) Since December 31, 2001, there has been no material adverse change in the business, financial position or results of operations of the Borrower and its Consolidated Subsidiaries, considered as a whole.

     Section 4.05. Regulation U. The Borrower and its Material Subsidiaries are
                   ------------
not engaged in the business of extending credit for the purpose of purchasing or carrying margin stock (within the meaning of Regulation U issued by the Board of Governors of the Federal Reserve System) and no proceeds of any Credit Extension by the Borrower will be used to purchase or carry any margin stock or to extend credit to others for the purpose of purchasing or carrying any margin stock. Not more than 25% of the value of the assets of the Borrower and its Material Subsidiaries is represented by margin stock.

     Section 4.06. Litigation. Except as disclosed in the reports referred to in
                   ----------
Section 4.04, there is no action, suit or proceeding pending against, or to the knowledge of the Borrower threatened against or affecting, the Borrower or any of its Subsidiaries before any court or arbitrator or any governmental body, agency or official which would be likely to be decided adversely to Borrower or such Subsidiary and, as a result, have a material adverse effect upon the business, consolidated financial position or results of operations of the Borrower and its Consolidated Subsidiaries, considered as a whole, or which in any manner draws into question the validity of this Agreement or any Note.

     Section 4.07. Compliance with Laws. The Borrower and each Material
                   --------------------
Subsidiary is in compliance in all material respects with all applicable laws, ordinances, rules, regulations and requirements of governmental authorities (including, without limitation, ERISA and

Environmental Laws) except where (i) non-compliance would not have a material adverse effect on the business, financial position or results of operations of the Borrower and its Consolidated Subsidiaries, considered as a whole, or (ii) the necessity of compliance therewith is contested in good faith by appropriate proceedings.

     Section 4.08. Taxes. The Borrower and its Material Subsidiaries have filed
                   -----
all United States Federal income tax returns and all other material tax returns which are required to be filed by them and have paid all taxes due pursuant to such returns or pursuant to any assessment received by the Borrower or any Material Subsidiary except (i) where nonpayment would not have a material adverse effect on the business, financial position or results of operations of the Borrower and its Consolidated Subsidiaries, considered as a whole or (ii) where the same are contested in good faith by appropriate proceedings. The charges, accruals and reserves on the books of the Borrower and its Material Subsidiaries in respect of taxes or other governmental charges are, in the opinion of the Borrower, adequate.

     Section 4.09. Public Utility Holding Company Act. The Borrower is not a
                   ----------------------------------
holding company subject to the registration requirements of the Public Utility Holding Company Act of 1935, as amended.

                                    ARTICLE 5

                                    COVENANTS

     The Borrower agrees that, so long as any Bank has any Commitment hereunder or any amount payable hereunder remains unpaid or any Facility LC remains outstanding:

     Section 5.01. Information. The Borrower will deliver to each of the Banks:
                   -----------

     (a) as soon as available and in any event within 120 days after the end of each fiscal year of the Borrower, a consolidated balance sheet of the Borrower and its Consolidated Subsidiaries as of the end of such fiscal year and the related consolidated statements of income, cash flows, capitalization and retained earnings for such fiscal year, setting forth in each case in comparative form the figures for the previous fiscal year, all reported on in a manner consistent with the requirements of the Securities and Exchange Commission by Deloitte & Touche or other independent public accountants of nationally recognized standing;

     (b) as soon as available and in any event within 60 days after the end of each of the first three quarters of each fiscal year of the Borrower, a consolidated balance sheet of the Borrower and its Consolidated Subsidiaries as of the end of such quarter and the related consolidated statements of income and cash flows for such quarter and for the portion of the Borrower's fiscal year ended at the end of such quarter, setting forth in each case in comparative form the figures for the corresponding quarter and the corresponding portion of the Borrower's previous fiscal year, all certified (subject to normal year-end adjustments) as to fairness of presentation, generally accepted accounting principles and consistency by an Approved Officer of the Borrower;

     (c) simultaneously with the delivery of each set of financial statements referred to in clauses (a) and (b) above, a certificate of an Approved Officer of the Borrower stating whether any Default exists on the date of such certificate and, if any Default then exists, setting forth the details thereof and the action which the Borrower is taking or proposes to take with respect thereto;

     (d) within five days after any officer of the Borrower with responsibility relating thereto obtains knowledge of any Default, if such Default is then continuing, a certificate of an Approved Officer of the Borrower setting forth the details thereof and the action which the Borrower is taking or proposes to take with respect thereto;

     (e) promptly upon the filing thereof copies of all registration statements (other than the exhibits thereto and any registration statements on Form S-8 or its equivalent) and reports on Forms 10-K, 10-Q and 8-K (or their equivalents) which the Borrower shall have filed with the Securities and Exchange Commission;

     (f) if and when any member of the ERISA Group (i) gives or is required to give notice to the PBGC of any "reportable event" (as defined in Section 4043 of ERISA) with respect to any Material Plan which might constitute grounds for a termination of such Plan under Title IV of ERISA, or knows that the plan administrator of any Material Plan has given or is required to give notice of any such reportable event, a copy of the notice of such reportable event given or required to be given to the PBGC; (ii) receives notice of complete or partial withdrawal liability under Title IV of ERISA or notice that any Material Plan is in reorganization, is insolvent or has been terminated, a copy of such notice;
(iii) receives notice from the PBGC under Title IV of ERISA of an intent to terminate, impose material liability (other than for premiums under Section 4007 of ERISA) in respect of, or appoint a trustee to administer any Plan, a copy of such notice; (iv) applies for a waiver of the minimum funding standard under
Section 412 of the Internal Revenue Code, a copy of such application; (v) gives notice of intent to terminate any Material Plan under Section 4041(c) of ERISA, a copy of such notice and other information filed with the PBGC; (vi) gives notice of withdrawal from any Material Plan pursuant to Section 4063 of ERISA, a copy of such notice; or (vii) fails to make any payment or contribution to any Material Plan or makes any amendment to any Material Plan which has resulted or could result in the imposition of a Lien or the posting of a bond or other security, a certificate of the chief financial officer or the chief accounting officer of the Borrower setting forth details as to such occurrence and action, if any, which the Borrower or applicable member of the ERISA Group is required or proposes to take; and

     (g) from time to time such additional information regarding the financial position or business of the Borrower and its Subsidiaries as the Administrative Agent, at the request of any Bank, may reasonably request.

     Information required to be delivered pursuant to these Sections 5.01(a), 5.01(b) and 5.01(e) shall be deemed to have been delivered on the date on which the Borrower provides notice to the Banks that such information has been posted on the Securities and Exchange Commission website on the Internet at sec.gov/edaux/searches.htm or at another website identified in such notice and accessible by the Banks without charge; provided that (i) such notice may be included in a certificate delivered pursuant to Section 5.01(c) and (ii) the Borrower shall deliver paper copies of the information referred to in Sections 5.01(a), 5.01(b) and 5.01(e) to any Bank which requests such delivery.

     Section 5.02. Payment of Taxes. The Borrower will pay and discharge, and
                   ----------------
will cause each Material Subsidiary to pay and discharge, at or before maturity, all their tax liabilities, except where (i) nonpayment would not have a material adverse effect on the business, financial position or results of operations of the Borrower and its Consolidated Subsidiaries, considered as a whole, or (ii) the same may be contested in good faith by appropriate proceedings, and will maintain, and will cause each Material Subsidiary to maintain, in accordance with generally accepted accounting principles, appropriate reserves for the accrual of any of the same.

     Section 5.03. Maintenance of Property; Insurance. (a) The Borrower will
                   ----------------------------------
keep, and will cause each Material Subsidiary to keep, all property useful and necessary in its business in good working order and condition, ordinary wear and tear excepted.

     (b) The Borrower will, and will cause each of its Material Subsidiaries to, maintain (either in the name of the Borrower or in such Subsidiary's own name) with financially sound and responsible insurance companies, insurance on all their respective properties in at least such amounts and against at least such risks (and with such risk retention) as are usually insured against in the same general area by companies of established repute engaged in the same or a similar business; provided that self-insurance by the Borrower or any such Material Subsidiary shall not be deemed a violation of this covenant to the extent that companies engaged in similar businesses and owning similar properties in the same general areas in which the Borrower or such Material Subsidiary operates self-insure; and will furnish to the Banks, upon request from the Administrative Agent, information presented in reasonable detail as to the insurance so carried.

     Section 5.04. Maintenance of Existence. The Borrower will preserve, renew
                   ------------------------
and keep in full force and effect, and will cause each Material Subsidiary to preserve, renew and keep in full force and effect their respective corporate or other legal existence and their respective rights, privileges and franchises material to the normal conduct of their respective businesses; provided that nothing in this Section 5.04 shall prohibit the termination of any right, privilege or franchise of the Borrower or any Material Subsidiary or of the corporate or other legal existence of any Material Subsidiary or the change in form of organization of the Borrower or any Material Subsidiary if the Borrower in good faith determines that such termination or change is in the best interest of the Borrower, is not materially disadvantageous to the Banks and, in the case of a change in the form of organization of the Borrower, the Administrative Agent has consented thereto.

     Section 5.05. Compliance with Laws. The Borrower will comply, and cause
                   --------------------
each Material Subsidiary to comply, in all material respects with all applicable laws, ordinances, rules, regulations, and requirements of governmental authorities (including, without limitation, ERISA and Environmental Laws) except where (i) noncompliance would not have a material adverse effect on the business, financial position or results of operations of the Borrower and its Consolidated Subsidiaries, considered as a whole, or (ii) the necessity of compliance therewith is contested in good faith by appropriate proceedings.

     Section 5.06. Books and Records. The Borrower will keep, and will cause
                   -----------------
each Material Subsidiary to keep, proper books of record and account in which full, true and correct entries shall be made of all financial transactions in relation to its business and activities in accordance with its customary practices; and will permit, and will cause each Material Subsidiary to permit, representatives of any Bank at such Bank's expense (accompanied by a representative of the Borrower, if the Borrower so desires) to visit any of their respective properties, to examine any of their respective books and records and to discuss their respective affairs, finances and accounts with their respective officers, employees and independent public accountants, all upon such reasonable notice, at such reasonable times and as often as may reasonably be desired.

     Section 5.07. Maintenance of Ownership of Principal Subsidiaries. The
                   --------------------------------------------------
Borrower will maintain ownership of all shares of the common equity interests of each Principal Subsidiary, directly or indirectly through Subsidiaries, free and clear of all Liens, provided that any Principal Subsidiary may merge or consolidate with or into the Borrower or another wholly-owned Subsidiary.

     Section 5.08. Negative Pledge. The Borrower will not create, assume or
                   ---------------
suffer to exist any Lien on any asset now owned or hereafter acquired by it, except:

     (a) Liens granted by the Borrower existing on the date of this Agreement securing Indebtedness outstanding on the date of this Agreement in an aggregate principal amount not exceeding $100,000,000;

     (b) any Lien on any asset of any Person existing at the time such Person is merged or consolidated with or into the Borrower and not created in contemplation of such event;

     (c) any Lien existing on any asset prior to the acquisition thereof by the Borrower and not created in contemplation of such acquisition;

     (d) any Lien on any asset securing Indebtedness incurred or assumed for the purpose of financing all or any part of the cost of acquiring such asset, provided that such Lien attaches to such asset concurrently with or within 180 days after the acquisition thereof;

     (e) any Lien arising out of the refinancing, extension, renewal or refunding of any Indebtedness secured by any Lien permitted by any of the foregoing clauses of this Section, provided that such Indebtedness is not increased and is not secured by any additional assets;

     (f) Liens for taxes, assessments or other governmental charges or levies not yet due or which are being contested in good faith by appropriate proceedings and with respect to which adequate reserves or other appropriate provisions are being maintained in accordance with generally accepted accounting principles;

     (g) statutory Liens of landlords and Liens of carriers, warehousemen, mechanics, materialmen and other Liens imposed by law, created in the ordinary course of business and for amounts not past due for more than 60 days or which are being contested in good faith by appropriate proceedings which are sufficient to prevent imminent foreclosure of such Liens, are promptly instituted and diligently conducted and with respect to which adequate reserves or other appropriate provisions are being maintained in accordance with generally accepted accounting principles;

     (h) Liens incurred or deposits made in the ordinary course of business (including, without limitation, surety bonds and appeal bonds) in connection with workers' compensation, unemployment insurance and other types of social security benefits or to secure the performance of tenders, bids, leases, contracts (other than for the repayment of Indebtedness), statutory obligations and other similar obligations or arising as a result of progress payments under government contracts;

     (i) easements (including, without limitation, reciprocal easement agreements and utility agreements), rights-of-way, covenants, consents, reservations, encroachments, variations and other restrictions, charges or encumbrances (whether or not recorded) affecting the use of real property;

     (j) Liens with respect to judgments and attachments which do not result in an Event of Default;

     (k) Liens, deposits or pledges to secure the performance of bids, tenders, contracts (other than contracts for the payment of money), leases (permitted under the terms of this Agreement), public or statutory obligations, surety, stay, appeal, indemnity, performance or other obligations arising in the ordinary course of business;

     (l) Liens required by Section 2.16(k) and other similar customary cash collateral requirements with respect to letters of credit upon the occurrence of a default, including, without limitation, such requirements under the Three-Year Credit Agreement; and

     (m) other Liens including Liens imposed by Environmental Laws arising in the ordinary course of its business which (i) do not secure Indebtedness, (ii) do not secure any obligation in an amount exceeding $100,000,000 at any time at which Investment Grade Status does not exist as to the Borrower and (iii) do not in the aggregate materially detract from the value of its assets or materially impair the use thereof in the operation of its business; and

     (n) Liens not otherwise permitted by the foregoing clauses of this Section securing obligations in an aggregate principal or face amount at any date not to exceed $500,000,000.

     Section 5.09. Consolidations, Mergers and Sales of Assets. The Borrower
                   -------------------------------------------
will not (i) consolidate or merge with or into any other Person or (ii) sell, lease or otherwise transfer, directly or indirectly, Substantial Assets to any Person (other than a Subsidiary); provided that the Borrower may merge with another Person if the Borrower is the corporation surviving such merger and, after giving effect thereto, no Default shall have occurred and be continuing.

     Section 5.10. Use of Proceeds. The proceeds of the Loans made under this
                   ---------------
Agreement will be used by the Borrower for its general corporate purposes, including liquidity support for outstanding commercial paper and acquisitions. None of such proceeds will be used, directly or indirectly, for the purpose, whether immediate, incidental or ultimate, of buying or carrying any "margin stock" within the meaning of Regulation U.

     Section 5.11. Transactions with Affiliates. The Borrower will not, and will
                   ----------------------------
not permit any Subsidiary to, directly or indirectly, pay any funds to or for the account of, make any investment in, lease, sell, transfer or otherwise dispose of any assets, tangible or intangible, to, or participate in, or effect, any transaction with, any Affiliate unless all such transactions between the Borrower and its Subsidiaries on the one hand and any Affiliate on the other, taken in the aggregate and not individually, shall be on an arms-length basis on terms no less favorable to the Borrower or such Subsidiary than could have been obtained from a third party who was not an Affiliate; provided that the foregoing provisions of this Section shall not prohibit the Borrower and each Subsidiary from (i) declaring or paying any lawful dividend so long as, after giving effect thereto, no Default shall have occurred and be continuing, (ii) issuing and maintaining letters of credit, guaranties and sureties as contingent obligations on behalf of Affiliates, or
(iii) the payment of funds and making of capital contributions, loans and other transfers of money to Affiliates or to other Persons, including payments made under letters of credit, guarantees and sureties issued and maintained on behalf of Affiliates, provided that the aggregate amount for all such payments and transfers does not exceed $200,000,000 at any time outstanding.

     Section 5.12. Indebtedness/Capitalization Ratio. The ratio of Consolidated
                   ---------------------------------
Indebtedness to Consolidated Capitalization will at no time exceed 65%.

                                    ARTICLE 6

                                    DEFAULTS

     Section 6.01. Events of Default. If one or more of the following events
                   -----------------
("Events of Default") shall have occurred and be continuing:
  -----------------

     (a) the Borrower shall fail to pay when due any principal of any Loan or Reimbursement Obligation or shall fail to pay, within five days of the due date thereof, any interest, fees or any other amount payable hereunder;

     (b) the Borrower shall fail to observe or perform any covenant contained in Sections 5.04, 5.08, 5.09, 5.12 or the second sentence of 5.10, inclusive;

     (c) the Borrower shall fail to observe or perform any covenant or agreement contained in this Agreement (other than those covered by clause (a) or (b) above) for 30 days after notice thereof has been given to the Borrower by the Administrative Agent at the request of any Bank;

     (d) any representation, warranty, certification or statement made by the Borrower in this Agreement or in any certificate, financial statement or other document delivered pursuant to this Agreement shall prove to have been incorrect in any material respect when made (or deemed made);

     (e) the Borrower or any Subsidiary shall fail to make any payment in respect of Material Debt (other than the Loans) when due or within any applicable grace period;

     (f) any event or condition shall occur and shall continue beyond the applicable grace or cure period, if any, provided with respect thereto so as to result in the acceleration of the maturity of Material Debt;

     (g) the Borrower or any Material Subsidiary shall commence a voluntary case or other proceeding seeking liquidation, reorganization or other relief with respect to itself or its debts under any bankruptcy, insolvency or other similar law now or hereafter in effect or seeking the appointment of a trustee, receiver, liquidator, custodian or other similar official of it or any substantial part of its property, or shall consent to any such relief or to the appointment of or taking possession by any such official in an involuntary case or other proceeding commenced against it, or shall make a general assignment for the benefit of creditors, or shall admit in writing its inability to, or shall fail generally to, pay its debts as they become due, or shall take any corporate action to authorize any of the foregoing;

     (h) an involuntary case or other proceeding shall be commenced against the Borrower or any Material Subsidiary seeking liquidation, reorganization or other relief with respect to it or its debts under any bankruptcy, insolvency or other similar law now or hereafter in effect or seeking the appointment of a trustee, receiver, liquidator, custodian or other similar official of it or any substantial part of its property, and such involuntary case or other proceeding shall remain undismissed and unstayed for a period of 90 days; or an order for relief shall be entered against the Borrower or any Material Subsidiary under the federal bankruptcy laws as now or hereafter in effect;

     (i) any member of the ERISA Group shall fail to pay when due an amount or amounts aggregating in excess of $25,000,000 which it shall have become liable to pay to the PBGC or to a Plan under Title IV of ERISA; or notice of intent to terminate a Plan or Plans having aggregate Unfunded Vested Liabilities in excess of $50,000,000 (collectively, a "Material Plan") shall be filed under Title IV
                                 -------- ----
of ERISA by any member of the ERISA Group, any plan administrator or any combination of the foregoing; or the PBGC shall institute proceedings under Title IV of ERISA to terminate or to cause a trustee to be appointed to administer any Material Plan or a proceeding shall be instituted by a fiduciary of any Material Plan against any member of the ERISA Group to enforce Section 515 or 4219(c)(5) of ERISA and such proceeding shall not have been dismissed within 90 days thereafter; or a condition shall exist by reason of which the PBGC would be entitled to obtain a decree adjudicating that any Material Plan must be terminated;

     (j) a judgment or other court order for the payment of money in excess of $50,000,000 shall be rendered against the Borrower or any Material Subsidiary and such judgment or order shall continue without being vacated, discharged, satisfied or stayed or bonded pending appeal for a period of 45 days;

     (k) the Borrower shall cease to be a Subsidiary or Affiliate of Duke Energy Corporation; or

     (l) an "Event of Default" as defined in the Three-Year Credit Agreement shall have occurred and be continuing;

then, and in every such event, the Administrative Agent shall (i) if requested by Banks having Pro Rata Shares of more than 66K%, by notice to the
Borrower terminate the Commitments and they shall thereupon terminate, (ii) if requested by Banks having Pro Rata Shares of more than 66K%, by notice to the Borrower declare the Loans and all Reimbursement Obligations (together with accrued interest thereon) to be, and the Loans and all Reimbursement Obligations shall thereupon become, immediately due and payable without presentment, demand, protest or other notice of any kind, all of which are hereby waived by the Borrower, and (iii) if requested by Banks having Pro Rata Shares of more than 66K%, by notice to the Borrower and in addition to the continuing right to demand payment of all amounts payable under the Loan Documents, make demand on the Borrower to pay, and the Borrower will, forthwith upon such demand and without any further notice, act or demand, pay to the Administrative Agent an amount in immediately available funds, which funds shall be held in the Facility LC Collateral Account, equal to the difference of (x) the amount of LC Obligations at such time, less (y) the amount on deposit in the Facility LC Collateral Account at such time which is free and clear of all rights and claims of third parties and has not been applied against the Obligations (such difference, the "Collateral Shortfall Amount"); provided that
                                   ---------------------------
in the case of any of the Events of Default specified in clause (g) or (h) above with respect to the Borrower, without any notice to the Borrower or any other act by the Administrative Agent or the Banks, the Commitments shall thereupon terminate and the Loans and all Reimbursement Obligations (together with accrued interest thereon) shall become immediately due and payable without presentment, demand, protest or other notice of any kind, all of which are hereby waived by the Borrower, and the Borrower will be and become thereby unconditionally obligated, without any further notice, act or demand, to pay forthwith to the Administrative Agent the Collateral Shortfall Amount, which funds shall be deposited in the Facility LC Collateral Account.

     If at any time after the Banks have requested the Borrower to pay the Administrative Agent funds to be held in the Facility LC Collateral Account, the Administrative Agent determines that the Collateral Shortfall Amount at such time is greater than zero, the Administrative Agent may make demand on the Borrower to pay, and the Borrower will, forthwith upon such demand and without any further notice or act, pay to the Administrative Agent the Collateral Shortfall Amount, which funds shall be deposited in the Facility LC Collateral Account.

     The Administrative Agent may at any time or from time to time after funds are deposited in the Facility LC Collateral Account, apply such funds to the payment of the LC Obligations and any other amounts as shall from time to time have become due and payable by the Borrower to the Banks or the LC Issuers under the Loan Documents.

     At any time while any Event of Default is continuing, neither the Borrower nor any Person claiming on behalf of or through the Borrower shall have any right to withdraw any of the funds held in the Facility LC Collateral Account. After the sooner of (i) the Required Banks waiving the Event(s) of Default that gave rise to requesting the Borrower to pay funds into the Facility LC Collateral Account and (ii) all of the LC Obligations have been indefeasibly paid in full and all Facility LCs have expired or terminated and the Aggregate Commitment has been terminated, any funds remaining in the Facility LC Collateral Account, including accrued interest, after application to any other Obligations then due and owing to the Administrative Agent and the Banks, shall be returned by the Administrative Agent to the Borrower or paid to whomever may be legally entitled thereto at such time.

     Section 6.02. Notice of Default. The Administrative Agent shall give notice
                   -----------------
to the Borrower under Section 6.01(c) promptly upon being requested to do so by any Bank and shall thereupon notify all the Banks thereof.

                                    ARTICLE 7

                            THE ADMINISTRATIVE AGENT

     Section 7.01. Appointment; Nature of Relationship. Bank One is hereby
                   -----------------------------------
appointed by each of the Banks as its contractual representative (herein referred to as the Administrative Agent) hereunder and under each other Loan Document, and each of the Banks irrevocably authorizes the Administrative Agent to act as the contractual representative of such Bank with the rights and duties expressly set forth herein and in the other Loan Documents. The Administrative Agent agrees to act as such contractual representative upon the express conditions contained in this Article 7. Notwithstanding the use of the defined term "Administrative Agent," it is expressly understood and agreed that the Administrative Agent shall not have any fiduciary responsibilities to any Bank by reason of this Agreement or any other Loan Document and that the Administrative Agent is merely acting as the contractual representative of the Banks with only those duties as are expressly set forth in this Agreement and the other Loan Documents. In its capacity as the Banks' contractual representative, the Administrative Agent (i) does not hereby assume any fiduciary duties to any of the Banks, (ii) is a "representative" of the Banks within the meaning of Section 9-105 of the Uniform Commercial Code and (iii) is acting as an independent contractor, the rights and duties of which are limited to those expressly set forth in this Agreement and the other Loan Documents. Each of the Banks hereby agrees to assert no claim against the Administrative Agent on any agency theory or any other theory of liability for breach of fiduciary duty, all of which claims each Bank hereby waives.

     The Administrative Agent shall have and may exercise such powers under the Loan Documents as are specifically delegated to the Administrative Agent by the terms of each thereof, together with such powers as are reasonably incidental thereto. The Administrative Agent shall have no implied duties to the Banks, or any obligation to the Banks to take any action thereunder except any action specifically provided by the Loan Documents to be taken by the Administrative Agent.

     Section 7.02. Administrative Agent and Affiliates. Bank One shall have the
                   -----------------------------------
same rights and powers under this Agreement as any other Bank and may exercise or refrain from exercising the same as though it were not the Administrative Agent, and Bank One and its affiliates may accept deposits from, lend money to, and generally engage in any kind of business with the Borrower or any Subsidiary or affiliate of the Borrower as if it were not the Administrative Agent hereunder.

     Section 7.03. Action by Administrative Agent. The obligations of the
                   ------------------------------
Administrative Agent hereunder are only those expressly set forth herein. Without limiting the generality of the foregoing, the Administrative Agent shall not be required to take any action with respect to any Default, except as expressly provided in Article 6.

     Section 7.04. Consultation with Experts. The Administrative Agent may
                   -------------------------
consult with legal counsel (who may be counsel for the Borrower), independent public accountants and other experts selected by it and shall not be liable for any action taken or omitted to be taken by it in good faith in accordance with the advice of such counsel, accountants or experts.

     Section 7.05. Liability of Administrative Agent. Neither the Administrative
                   ---------------------------------
Agent nor any of its affiliates nor any of their respective directors, officers, agents or employees shall be liable to any Bank for any action taken or not taken by it in connection herewith (i) with the consent or at the request of the Required Banks or (ii) in the absence of its own gross negligence or willful misconduct. Neither the Administrative Agent nor any of its affiliates nor any of their respective directors, officers, agents or employees shall be responsible for or have any duty to ascertain, inquire into or verify (i) any statement, warranty or representation made in connection with this Agreement or any borrowing hereunder; (ii) the performance or observance of any of the covenants or agreements of the Borrower; (iii) the satisfaction of any condition specified in Article 3, except receipt of items required to be delivered to the Administrative Agent; or (iv) the validity, effectiveness or genuineness of this Agreement, the Notes or any other instrument or writing furnished in connection herewith. The Administrative Agent shall not incur any liability by acting in reliance upon any notice, consent, certificate, statement, or other writing (which may be a bank wire, telex or similar writing) believed by it in good faith to be genuine or to be signed by the proper party or parties. Without limiting the generality of the foregoing, the use of the term "agent" in this Agreement with reference to the Administrative Agent is not intended to connote any fiduciary or other implied (or express) obligations arising under agency doctrine of any applicable law. Instead, such term is used merely as a matter of market custom and is intended to create or reflect only an administrative relationship between independent contracting parties.

     Section 7.06. Indemnification. Each Bank shall, ratably in accordance with
                   ---------------
its Commitment, indemnify the Administrative Agent, its affiliates and their respective directors, officers, agents and employees (to the extent not reimbursed by the Borrower) against any cost, expense (including counsel fees and disbursements), claim, demand, action, loss or liability (except such as result from such indemnitees' gross negligence or willful misconduct) that such indemnitees may suffer or incur in connection with this Agreement or any action taken or omitted by such indemnitees thereunder.

     Section 7.07. Credit Decision. Each Bank acknowledges that it has,
                   ---------------
independently and without reliance upon the Administrative Agent or any other Bank, and based on such documents and information as it has deemed appropriate, made its own credit analysis and decision to enter into this Agreement. Each Bank also acknowledges that it will, independently and without reliance upon the Administrative Agent or any other Bank, and based on such documents and information as it shall deem appropriate at the time, continue to make its own credit decisions in taking or not taking any action under this Agreement.

     Section 7.08. Successor Administrative Agent. The Administrative Agent may
                   ------------------------------
resign at any time by giving notice thereof to the Banks and the Borrower. Upon any such resignation, the Borrower, with the consent of the Required Banks (such consent not to be unreasonably withheld or delayed), shall have the right to appoint a successor Administrative Agent. If no successor Administrative Agent shall have been so appointed, and shall have accepted such appointment, within 30 days after the retiring Administrative Agent gives notice of resignation, then the retiring Administrative Agent may, on behalf of the Banks, appoint a successor Administrative Agent, which shall be a commercial bank organized or licensed under the laws of the United States of America or of any State thereof and having a combined capital and surplus of at least $250,000,000. Upon the acceptance of its appointment as Administrative Agent hereunder by a successor Administrative Agent, such successor Administrative Agent shall thereupon succeed to and become vested with all the rights and duties of the retiring Administrative Agent, and the retiring Administrative Agent shall be discharged from its duties and obligations hereunder; provided that if such successor Administrative Agent is appointed without the consent of the Borrower, such successor Administrative Agent may be replaced by the Borrower with the consent of the Required Banks. After any retiring Administrative Agent's resignation hereunder as Administrative Agent, the provisions of this Article shall inure to its benefit as to any actions taken or omitted to be taken by it while it was Administrative Agent.

     Section 7.09. Administrative Agent's Fee. The Borrower shall pay to the
                   --------------------------
Administrative Agent for its own account fees in the amounts and at the times previously agreed upon between the Borrower and the Administrative Agent.

                                    ARTICLE 8

                             CHANGE IN CIRCUMSTANCES

     Section 8.01. Basis for Determining Interest Rate Inadequate or Unfair. If
                   --------------------------------------------------------
on or prior to the first day of any Interest Period for any Euro-Dollar
Borrowing:

     (a) the Administrative Agent determines that deposits in dollars (in the applicable amounts) are not being offered to the Administrative Agent in the relevant market for such Interest Period, or

     (b) in the case of a Euro-Dollar Borrowing, Banks having 66K% or more of the aggregate amount of the affected Loans advise the Administrative Agent that the Euro-Dollar Base Rate as determined by the Administrative Agent will not adequately and fairly reflect the cost to such Banks of funding their Euro-Dollar Loans for such Interest Period, the Administrative Agent shall forthwith give notice thereof to the Borrower and the Banks, whereupon until the Administrative Agent notifies the Borrower that the circumstances giving rise to such suspension no longer exist, (i) the obligations of the Banks to make Euro-Dollar Loans or to continue or convert outstanding Loans as or into Euro-Dollar Loans shall be suspended and (ii) each outstanding Euro-Dollar Loan shall be converted into a Alternate Base Rate Loan on the last day of the then current Interest Period applicable thereto. Unless the Borrower notifies the Administrative Agent at least one Domestic Business Day before the date of any Euro-Dollar Borrowing for which a Notice of Borrowing has previously been given that it elects not to borrow on such date, such Borrowing shall instead be made as a Alternate Base Rate Borrowing.

     Section 8.02. Illegality. If, on or after the date of this Agreement, the
                   ----------
adoption of any applicable law, rule or regulation, or any change in any applicable law, rule or regulation, or any change in the interpretation or administration thereof by any governmental authority, central bank or comparable agency charged with the interpretation or administration thereof, or compliance by any Bank (or its Euro-Dollar Lending Office) with any request or directive (whether or not having the force of law) of any such authority, central bank or comparable agency shall make it unlawful or impossible for any Bank (or its Euro-Dollar Leading Office) to make, maintain or fund any of its Euro-Dollar Loans and such Bank shall so notify the Administrative Agent, the Administrative Agent shall forthwith give notice thereof to the other Banks and the Borrower, whereupon until such Bank notifies the Borrower and the Administrative Agent that the circumstances giving rise to such suspension no longer exist, the obligation of such Bank to make Euro-Dollar Loans, or to continue or convert outstanding Loans as or into Euro-Dollar Loans, shall be suspended. Before giving any notice to the Administrative Agent pursuant to this Section, such Bank shall designate a different Euro-Dollar Lending Office if such designation will avoid the need for giving such notice and will not be otherwise disadvantageous to such Bank in the good faith exercise of its discretion. If such notice is given, each Euro-Dollar Loan of such Bank then outstanding shall be converted to a Alternate Base Rate Loan either (a) on the last day of the then current Interest Period applicable to such Euro-Dollar Loan if such Bank may lawfully continue to maintain and fund such Loan to such day or (b) immediately if such Bank shall determine that it may not lawfully continue to maintain and fund such Loan to such day.

     Section 8.03. Increased Cost and Reduced Return. (a) If on or after the
                   ---------------------------------
date of this Agreement, in the case of any Loan or Facility LC or any obligation to make Loans or issue or maintain Facility LCs, the adoption of any applicable law, rule or regulation, or any change in any applicable law, rule or regulation, or any change in the interpretation or administration thereof by any governmental authority, central bank or comparable agency charged with the interpretation or administration thereof, or compliance by any Bank (or its Applicable Lending Office) or any LC Issuer with any request or directive (whether or not having the force of law) issued on or after such date of any such authority, central bank or comparable agency shall impose, modify or deem applicable any reserve, special deposit or similar requirement (including, without limitation, any such requirement imposed by the Board of Governors of the Federal Reserve System, but excluding with respect to any Euro-Dollar Loan any such requirement included in an applicable Euro-Dollar Reserve Percentage) against assets of, deposits with or for the account of, or credit extended by, any Bank (or its Applicable Lending Office) or any LC Issuer or shall impose on any Bank (or its Applicable Lending Office) or any LC Issuer or on the London interbank market any other condition (other than in respect of Taxes or Other Taxes) affecting its Euro-Dollar Loans, its Note, any Facility LC Application, any Facility LCs, its obligation to make Euro-Dollar Loans or its obligation to issue or to participate in Facility LCs and the result of any of the foregoing is to increase the cost to such Bank (or its Applicable Lending Office) or such LC Issuer of making or maintaining any Euro-Dollar Loan or Facility LC, or to reduce the amount of any sum received or receivable by such Bank (or its Applicable Lending Office) or such LC Issuer under this Agreement or under its Note with respect thereto, by an amount deemed by such Bank or such LC Issuer to be material, then, within 15 days after demand by such Bank or such LC Issuer (with a copy to the Administrative Agent), the Borrower shall pay to such Bank or such LC Issuer such additional amount or amounts as will compensate such Bank or such LC Issuer for such increased cost or reduction; provided that no such amount shall be payable with respect to any period commencing more than 90 days prior to the date such Bank or such LC Issuer first notifies the Borrower of its intention to demand compensation therefor under this Section 8.03(a) unless such increased cost or reduction is imposed on such Bank or such LC Issuer on a retroactive basis.

     (b) If any Bank or any LC Issuer shall have determined that, on or after the date of this Agreement, the adoption of any applicable law, rule or regulation regarding capital adequacy, or any change in any such law, rule or regulation, or any change in the interpretation or administration thereof by any governmental authority, central bank or comparable agency charged with the interpretation or administration thereof, or any request or directive regarding capital adequacy (whether or not having the force of law) of any such authority, central bank or comparable agency given or made after the date of this Agreement, has or would have the effect of reducing the rate of return on capital of such Bank or LC Issuer (or its Parent) as a consequence of such Bank's or LC Issuer's obligations hereunder to a level below that which such Bank or LC Issuer (or its Parent) could have achieved but for such adoption, change, request or directive (taking into consideration its policies with respect to capital adequacy) by an amount deemed by such Bank or LC Issuer to be material, then from time to time, within 15 days after demand by such Bank or LC Issuer (with a copy to the Administrative Agent), the Borrower shall pay to such Bank or LC Issuer such additional amount or amounts as will compensate such Bank or LC Issuer (or its Parent) for such reduction; provided that no such amount shall be payable with respect to any period commencing less than 30 days after the date such Bank or LC Issuer first notifies the Borrower of its intention to demand compensation under this Section 8.03(b).

     (c) Each Bank and LC Issuer will promptly notify the Borrower and the Administrative Agent of any event of which it has knowledge, occurring after the date hereof, which will entitle such Bank or LC Issuer to compensation pursuant to this Section and will designate a different Applicable Lending Office if such designation will avoid the need for, or reduce the amount of, such compensation and will not, in the judgment of such Bank or LC Issuer, be otherwise disadvantageous to such Bank or LC Issuer. A certificate of any Bank or LC Issuer claiming compensation under this Section and setting forth the additional amount or amounts to be paid to it hereunder shall be conclusive in the absence of manifest error. In determining such amount, such Bank or LC Issuer may use any reasonable averaging and attribution methods.

     Section 8.04. Taxes. (a) For purposes of this Section 8.04, the following
                   -----
terms have the following meanings:

     "Taxes" means any and all present or future taxes, duties, levies, imposts,
      -----
deductions, charges or withholdings with respect to any payment by the Borrower pursuant to this Agreement or any Note or Facility LC Application, and all liabilities with respect thereto, excluding (i) in the case of each Bank, LC Issuer and the Administrative Agent, taxes imposed on its income, net worth or gross receipts and franchise or similar taxes imposed on it by a jurisdiction under the laws of which such Bank, LC Issuer or the Administrative Agent (as the case may be) is organized or in which its principal executive office is located or, in the case of each Bank, in which its Applicable Lending Office is located and (ii) in the case of each Bank and LC Issuer, any United States withholding tax imposed on such payments except to the extent that such Bank and LC Issuer is subject to United States withholding tax by reason of a U.S. Tax Law Change.

     "Other Taxes" means any present or future stamp or documentary taxes and
      -----------
any other excise or property taxes, or similar charges or levies, which arise from any payment made pursuant to this Agreement or under any Note or Facility LC Application or from the execution or delivery of, or otherwise with respect to, this Agreement or any Note or Facility LC Application.

     "U.S. Tax Law Change" means with respect to any Bank or Participant the
      -------------------
occurrence (x) in the case of each Bank listed on the signature pages hereof, after the date of its execution and delivery of this Agreement and (y) in the case of any other Bank, after the date such Bank shall have become a Bank hereunder, and (z) in the case of each Participant, after the date such Participant became a Participant hereunder, of the adoption of any applicable U.S. federal law, U.S. federal rule or U.S. federal regulation relating to taxation, or any change therein, or the entry into force, modification or revocation of any income tax convention or treaty to which the United States is a party.

     (b) Any and all payments by the Borrower to or for the account of any Bank, LC Issuer or the Administrative Agent hereunder or under any Note or Facility LC Application shall be made without deduction for any Taxes or Other Taxes; provided that, if the Borrower shall be required by law to deduct any Taxes or Other Taxes from any such payments, (i) the sum payable shall be increased as necessary so that after making all required deductions (including deductions applicable to additional sums payable under this Section 8.04) such Bank, LC Issuer or the Administrative Agent (as the case may be) receives an amount equal to the sum it would have received had no such deductions been made, (ii) the Borrower shall make such deductions, (iii) the Borrower shall pay the full amount deducted to the relevant taxation authority or other authority in accordance with applicable law and (iv) the Borrower shall furnish to the Administrative Agent, at its address referred to in Section 9.01, the original or a certified copy of a receipt evidencing payment thereof.

     (c) The Borrower agrees to indemnify each Bank, LC Issuer and the Administrative Agent for the full amount of Taxes or Other Taxes (including, without limitation, any Taxes or Other Taxes imposed or asserted by any jurisdiction on amounts payable under this Section 8.04) paid by such Bank, LC Issuer or the Administrative Agent (as the case may be) and any liability (including penalties, interest and expenses) arising therefrom or with respect thereto. This indemnification shall be paid within 15 days after such Bank, LC Issuer or the Administrative Agent (as the case may be) makes demand therefor.

     (d) Each Bank organized under the laws of a jurisdiction outside the United States, on or prior to the date of its execution and delivery of this Agreement in the case of each Bank listed on the signature pages hereof and on or prior to the date on which it becomes a Bank in the case of each other Bank, and from time to time thereafter as required by law (but only so long as such Bank remains lawfully able to do so), shall provide the Borrower two completed and duly executed copies of Internal Revenue Service form W-8BEN or W-8ECI, as appropriate, or any successor form prescribed by the Internal Revenue Service, or other documentation reasonably requested by the Borrower, certifying that such Bank is entitled to benefits under an income tax treaty to which the United States is a party which exempts the Bank from United States withholding tax or reduces the rate of withholding tax on payments of interest for the account of such Bank or certifying that the income receivable pursuant to this Agreement is effectively connected with the conduct of a trade or business in the United States.

     (e) For any period with respect to which a Bank has failed to provide the Borrower with the appropriate form pursuant to Section 8.04(d) (unless such failure is due to a U.S. Tax Law Change), such Bank shall not be entitled to indemnification under Section 8.04(b) or 8.04(c) with respect to any Taxes or Other Taxes which would not have been payable had such form been so provided, provided that if a Bank, which is otherwise exempt from or subject to a reduced rate of withholding tax, becomes subject to Taxes because of its failure to deliver a form required hereunder, the Borrower shall take such steps as such Bank shall reasonably request to assist such Bank to recover such Taxes (it being understood, however, that the Borrower shall have no liability to such Bank in respect of such Taxes).

     (f) If the Borrower is required to pay additional amounts to or for the account of any Bank pursuant to this Section 8.04, then such Bank will take such action (including changing the jurisdiction of its Applicable Lending Office) as in the good faith judgment of such Bank (i) will eliminate or reduce any such additional payment which may thereafter accrue and (ii) is not otherwise disadvantageous to such Bank.

     (g) If any Bank or the Administrative Agent receives a refund (including a refund in the form of a credit against taxes that are otherwise payable by the Bank or the Administrative Agent) of any Taxes or Other Taxes for which the Borrower has made a payment under Section 8.04(b) or (c) and such refund was received from the taxing authority which originally imposed such Taxes or Other Taxes, such Bank or the Administrative Agent agrees to reimburse the Borrower to the extent of such refund, provided that nothing contained in this paragraph (g) shall require any Bank or the Administrative Agent to seek any such refund or make available its tax returns (or any other information relating to its taxes which it deems to be confidential).

     Section 8.05. Alternate Base Rate Loans Substituted for Affected
                   --------------------------------------------------
Euro-Dollar Loans. If (i) the obligation of any Bank to make or to continue or
-----------------
convert outstanding Loans as or into Euro-Dollar Loans has been suspended pursuant to Section 8.02 or (ii) any Bank has demanded compensation under
Section 8.03(a) or 8.04 with respect to its Euro-Dollar Loans and the Borrower shall, by at least five Euro-Dollar Business Days' prior notice to such Bank through the Administrative Agent, have elected that the provisions of this Section shall apply to such Bank, then, unless and until such Bank notifies the Borrower that the circumstances giving rise to such suspension or demand for compensation no longer apply:

     (a) all Loans which would otherwise be made by such Bank as (or continued as or converted to) Euro-Dollar Loans, as the case may be, shall instead be Alternate Base Rate Loans (on which interest and principal shall be payable contemporaneously with the related Euro-Dollar Loans of the other Banks), and

     (b) after each of its Euro-Dollar Loans has been repaid, all payments of principal which would otherwise be applied to repay such Loans shall be applied to repay its Alternate Base Rate Loans instead.

If such Bank notifies the Borrower that the circumstances giving rise to such suspension or demand for compensation no longer exist, the principal amount of each such Alternate Base Rate Loan shall be converted into a Euro-Dollar Loan on the first day of the next succeeding Interest Period applicable to the related Euro-Dollar Loans of the other Banks.

     Section 8.06. Substitution of Bank. If (i) the obligation of any Bank to
                   --------------------
make or to convert or continue outstanding Loans as or into Euro-Dollar Loans has been suspended pursuant to Section 8.02, (ii) any Bank has demanded compensation under Section 8.03 or 8.04, (iii) any Bank exercises its right not to extend its Commitment Termination Date pursuant to Section 2.01(c), or (iv) Investment Grade Status ceases to exist as to any Bank, then:

     (a) the Borrower shall have the right, with the assistance of the Administrative Agent, to designate a substitute bank or banks (which may be one or more of the Banks) mutually satisfactory to the Borrower and the Administrative Agent (whose consent shall not be unreasonably withheld or delayed) to purchase for cash, pursuant to an Assignment and Assumption Agreement in substantially the form of Exhibit C hereto, the outstanding Loans, Reimbursement Obligations and Facility LC participations of such Bank and assume the Commitment of such Bank, without recourse to or warranty by, or expense to, such Bank, for a purchase price equal to the principal amount of all of such Bank's outstanding Loans and Reimbursement Obligations plus any accrued but unpaid interest thereon and the accrued but unpaid fees in respect of such Bank's Commitment and Facility LCs hereunder plus such amount, if any, as would be payable pursuant to Section 2.13 if the outstanding Loans of such Bank were prepaid in their entirety on the date of consummation of such assignment, and the Borrower shall cause the termination or cancellation of all Facility LCs issued by such Bank, not later than the date of consummation of such assignment; and

     (b) if at the time Investment Grade Status exists as to the Borrower and no Default and Event of Default then exists, the Borrower may elect to terminate this Agreement as to such Bank, provided that (i) the Borrower notifies such Bank through the Administrative Agent of such election at least three Euro-Dollar Business Days before the effective date of such termination, (ii) the Borrower repays or prepays the principal amount of all outstanding Loans made by such Bank and Reimbursement Obligations of such Bank plus any accrued but unpaid interest thereon and the accrued but unpaid fees in respect of such Bank's Commitment and Facility LCs hereunder plus all other amounts payable by the Borrower to such Bank hereunder, not later than the effective date of such termination and (iii) the Borrower causes the termination or cancellation of all Facility LCs issued by such Bank not later than the effective date of such termination. Upon satisfaction of the foregoing conditions, the Commitment of such Bank shall terminate on the effective date specified in such notice.

                                    ARTICLE 9
                                  MISCELLANEOUS

     Section 9.01. Notices. All notices, requests and other communications to
                   -------
any party hereunder shall be in writing (including bank wire, telex, facsimile transmission or similar writing) and shall be given to such party: (x) in the case of the Borrower or the Administrative Agent, at its address or telecopy or telex number set forth on the Notice Addresses Schedule, (y) in the case of any Bank or LC Issuer, at its address or telecopy or telex number set forth in its

Administrative Questionnaire or the Notice Addresses Schedule or (z) in the case of any party, such other address or telecopy or telex number as such party may hereafter specify for the purpose by notice to the Administrative Agent and the Borrower. Each such notice, request or other communication shall be effective
(i) if given by telecopy or telex, when such telecopy or telex is transmitted to the telecopy or telex number specified in this Section and the appropriate answerback or confirmation slip, as the case may be, is received, or (ii) if given by any other means, when delivered at the address specified in this Section; provided that notices to the Administrative Agent under Article 2 or
Article 3 shall not be effective until delivered.

     Section 9.02. No Waivers. No failure or delay by the Administrative Agent,
                   ----------
any LC Issuer or any Bank in exercising any right, power or privilege hereunder or under any Note or Facility LC Application shall operate as a waiver thereof nor shall any single or partial exercise thereof preclude any other or further exercise thereof or the exercise of any other right, power or privilege. The rights and remedies herein provided shall be cumulative and not exclusive of any rights or remedies provided by law.

     Section 9.03. Expenses; Indemnification. (a) The Borrower shall pay (i) all
                   -------------------------
reasonable out-of-pocket expenses of the Administrative Agent, including reasonable fees and disbursements of special counsel for the Administrative Agent, in connection with the preparation of this Agreement, any waiver or consent hereunder or any amendment hereof or any Default or alleged Default hereunder and (ii) if an Event of Default occurs, all reasonable out-of-pocket expenses incurred by the Administrative Agent, any LC Issuer or any Bank, including reasonable fees and disbursements of counsel, in connection with such Event of Default and collection and other enforcement proceedings resulting therefrom.

     (b) The Borrower agrees to indemnify the Administrative Agent, each LC Issuer and each Bank, their respective affiliates and the respective directors, officers, agents and employees of the foregoing (each an "Indemnitee") and hold
                                                          ----------
each Indemnitee harmless from and against any and all liabilities, losses, damages, costs and expenses of any kind, including, without limitation, the reasonable fees and disbursements of counsel, which may be incurred by such Indemnitee in connection with any investigative, administrative or judicial proceeding (whether or not such Indemnitee shall be designated a party thereto) relating to or arising out of this Agreement or any actual or proposed use of proceeds of Loans hereunder; provided that no Indemnitee shall have the right to be indemnified hereunder for such Indemnitee's own gross negligence or willful misconduct as determined by a court of competent jurisdiction.

     Section 9.04. Sharing of Set-offs. Each Bank agrees that if it shall, by
                   -------------------
exercising any right of set-off or counterclaim or otherwise, receive payment of a proportion of the aggregate amount then due with respect to the Obligations held by it which is greater than the proportion received by any other Bank in respect of the aggregate amount then due with respect to the Loans held by such other Bank, the Bank receiving such proportionately greater payment shall purchase such participations in the Obligations held by the other Banks, and such other adjustments shall be made, as may be required so that all such payments with respect to the Loans held by the Banks shall be shared by the Banks pro rata; provided that nothing in this Section shall impair the right of any Bank to exercise any right of set-off or counterclaim it may have and to apply the amount subject to such exercise to the payment of indebtedness of the Borrower other than its indebtedness under this Agreement.

     Section 9.05. Amendments and Waivers. Any provision of this Agreement or
                   ----------------------
the Notes may be amended or waived if, but only if, such amendment or waiver is in writing and is signed by the Borrower and the Required Banks (and, if the rights or duties of the Administrative Agent are affected thereby, by the Administrative Agent and, if the rights or duties of an LC Issuer are affected thereby, by such LC Issuer); provided that no such amendment or waiver shall, unless signed by all the Banks, (i) increase or decrease the Commitment of any Bank (except for a ratable decrease in the Commitments of all Banks) or subject any Bank to any additional obligation, (ii) reduce the principal of or rate of interest on any Obligations or any fees hereunder, (iii) postpone the date fixed for any payment of principal of or interest on any Loan or interest thereon or any fees hereunder or for termination of any Commitment or (iv) change the percentage of the Commitments or of the aggregate Pro Rata Shares, or the number of Banks, which shall be required for the Banks or any of them to take any action under this Section or any other provision of this Agreement.

     Section 9.06. Successors and Assigns. (a) The provisions of this Agreement
                   ----------------------
shall be binding upon and inure to the benefit of the parties hereto and their respective successors and assigns, except that the Borrower may not assign or otherwise transfer any of its rights under this Agreement without the prior written consent of all Banks.

     (b) Any Bank may, with (unless an Event of Default then exists) the consent of the Borrower (such consent not to be unreasonably withheld or delayed), at any time grant to one or more banks or other institutions (each a "Participant")
                                                                   -----------
participating interests in its Commitment or any or all of its Obligations. In the event of any such grant by a Bank of a participating interest to a Participant, whether or not upon notice to the Administrative Agent, such Bank shall remain responsible for the performance of its obligations hereunder, and the Borrower and the Administrative Agent shall continue to deal solely and directly with such Bank in connection with such Bank's rights and obligations under this Agreement. Any agreement pursuant to which any Bank may grant such a participating interest shall provide that such Bank shall retain the sole right and responsibility to enforce the obligations of the Borrower hereunder including, without limitation, the right to approve any amendment, modification or waiver of any provision of this Agreement; provided that such participation agreement may provide that such Bank will not agree to any modification, amendment or waiver of this Agreement described in clause (i), (ii) or (iii) of
Section 9.05 without the consent of the Participant. The Borrower agrees that each Participant shall, to the extent provided in its participation agreement, be entitled to the benefits of Article 8 with respect to its participating interest, subject to the performance by such Participant of the obligations of a Bank thereunder. An assignment or other transfer which is not permitted by subsection (c) or (d) below shall be given effect for purposes of this Agreement only to the extent of a participating interest granted in accordance with this subsection (b).

     (c) Any Bank may at any time assign to one or more banks or other financial institutions (each an "Assignee") all, or a proportionate part (equivalent to an
                       --------
initial Commitment of not less than $10,000,000 (unless the Borrower and the Administrative Agent shall otherwise agree)) of all, of its rights and obligations under this Agreement and its Note (if any), and such Assignee shall assume such rights and obligations, pursuant to an Assignment and Assumption Agreement in substantially the form of Exhibit C hereto executed by such Assignee and such transferor Bank, with (and only with and subject to) the prior written consent of the Borrower (given in its sole discretion), provided that an Event of Default does not exist, and the

Administrative Agent (which shall not be unreasonably withheld or delayed), provided that unless such assignment is of the entire right, title and interest of the transferor Bank hereunder, after making any such assignment such transferor Bank shall have a Commitment of at least $10,000,000 (unless the Borrower and the Administrative Agent shall otherwise agree). Upon execution and delivery of such instrument of assumption and payment by such Assignee to such transferor Bank of an amount equal to the purchase price agreed between such transferor Bank and such Assignee, such Assignee shall be a Bank party to this Agreement and shall have all the rights and obligations of a Bank with a Commitment as set forth in such instrument of assumption, and the transferor Bank shall be released from its obligations hereunder to a corresponding extent, and no further consent or action by any party shall be required. Upon the consummation of any assignment pursuant to this subsection (c), the transferor Bank, the Administrative Agent and the Borrower shall make appropriate arrangements so that, if required by the Assignee, a Note is issued to the Assignee. If the Assignee is not incorporated under the laws of the United States of America or a state thereof it shall, prior to the first date on which interest or fees are payable hereunder for its account, deliver to the Borrower and the Administrative Agent certification as to exemption from deduction or withholding of any United States federal income taxes in accordance with Section
8.04. All assignments shall be subject to a transaction fee established by, and payable by the transferor Bank to, the Administrative Agent for its own account (which shall not exceed $5,000).

     (d) Any Bank may at any time assign all or any portion of its rights under this Agreement and its Note (if any) to a Federal Reserve Bank. No such assignment shall release the transferor Bank from its obligations hereunder or modify any such obligations.

     (e) No Assignee, Participant or other transferee of any Bank's rights (including any Applicable Lending Office other than such Bank's initial Applicable Lending Office) shall be entitled to receive any greater payment under Section 8.03 or 8.04 than such Bank would have been entitled to receive with respect to the rights transferred, unless such transfer is made by reason of the provisions of Section 8.02, 8.03 or 8.04 requiring such Bank to designate a different Applicable Lending Office under certain circumstances or at a time when the circumstances giving rise to such greater payment did not exist.

     Section 9.07. Collateral. Each of the Banks represents to the
                   ----------
Administrative Agent and each of the other Banks that it in good faith is not relying upon any "margin stock" (as defined in Regulation U) as collateral in the extension or maintenance of the credit provided for in this Agreement.

     Section 9.08. Confidentiality. The Administrative Agent and each Bank agree
                   ---------------
to keep any information delivered or made available by the Borrower pursuant to this Agreement confidential from anyone other than persons employed or retained by such Bank and its affiliates who are engaged in evaluating, approving, structuring or administering the credit facility contemplated hereby, provided that nothing herein shall prevent any Bank from disclosing such information (a) to any other Bank or to the Administrative Agent, (b) to any other Person if reasonably incidental to the administration of the credit facility contemplated hereby, (c) upon the order of any court or administrative agency, (d) upon the request or demand of any regulatory agency or authority, (e) which had been publicly disclosed other than as a result of a disclosure by the Administrative Agent or any Bank prohibited by this Agreement, (f) in connection with any litigation to which the Administrative Agent, any Bank or its subsidiaries or Parent may be a party, (g) to the extent necessary in connection with the exercise of any remedy hereunder, (h) to such Bank's or Administrative Agent's legal counsel and independent auditors and (i) subject to provisions substantially similar to those contained in this Section 9.08, to any actual or proposed Participant or Assignee.

     Section 9.09. Governing Law; Submission to Jurisdiction. This Agreement and
                   -----------------------------------------
each Note (if any) shall be construed in accordance with and governed by the law of the State of New York. The Borrower hereby submits to the nonexclusive jurisdiction of the United States District Court for the Southern District of New York and of any New York State court sitting in New York City for purposes of all legal proceedings arising out of or relating to this Agreement or the transactions contemplated hereby. The Borrower irrevocably waives, to the fullest extent permitted by law, any objection which it may now or hereafter have to the laying of the venue of any such proceeding brought in such a court and any claim that any such proceeding brought in such a court has been brought in an inconvenient forum.

     Section 9.10. Counterparts; Integration. This Agreement may be signed in
                   -------------------------
any number of counterparts, each of which shall be an original, with the same effect as if the signatures thereto and hereto were upon the same instrument. This Agreement constitutes the entire agreement and understanding among the parties hereto and supersedes any and all prior agreements and understandings, oral or written, relating to the subject matter hereof.

     Section 9.11. WAIVER OF JURY TRIAL. EACH OF THE BORROWER, THE
                   --------------------
ADMINISTRATIVE AGENT AND THE BANKS, TO THE FULLEST EXTENT IT MAY EFFECTIVELY DO SO UNDER APPLICABLE LAW, HEREBY IRREVOCABLY WAIVES ANY AND ALL RIGHT TO TRIAL BY JURY IN ANY LEGAL PROCEEDING ARISING OUT OF OR RELATING TO THIS AGREEMENT OR THE TRANSACTIONS CONTEMPLATED HEREBY.

     Section 9.12. Payments Set Aside. To the extent that the Borrower makes a
                   ------------------
payment to the Administrative Agent or any Bank, or the Administrative Agent or any Bank exercises any right of set-off, and such payment or the proceeds of such set-off or any part thereof is subsequently invalidated, declared to be fraudulent or preferential, set aside or required (including pursuant to any settlement entered into by the Administrative Agent or such Bank in its discretion) to be repaid by the Administrative Agent or such Bank (the "Repaying
                                                                        --------
Party") to a trustee, receiver or any other party, in connection with any
-----
proceeding under any debtor relief law or otherwise, then (a) to the extent of such recovery, the obligation or part thereof originally intended to be satisfied shall be revived and continued in full force and effect as if such payment had not been made or such set-off had not occurred, and (b) each Bank severally agrees to pay to the Repaying Party upon demand its applicable share of any amount so recovered from or repaid by the Repaying Party, plus interest thereon from the date of such demand to the date such payment is made at a rate per annum equal to the Federal Funds Effective Rate from time to time in effect.

     IN WITNESS WHEREOF, the parties hereto have caused this Agreement to be duly executed by their respective authorized officers as of the day and year first above written.

                                       DUKE CAPITAL CORPORATION


                                       By:
                                          --------------------------------------
                                       Name:
                                            ------------------------------------
                                       Title:
                                             -----------------------------------

                                       BANK ONE, NA, as Administrative Agent,
                                       LC Issuer and a Bank


                                       By:
                                          --------------------------------------
                                       Name:
                                            ------------------------------------
                                       Title:
                                             -----------------------------------

                                       WACHOVIA BANK, NATIONAL ASSOCIATION, as
                                       Co-Syndication Agent and a Bank


                                       By:
                                          --------------------------------------
                                       Name:
                                            ------------------------------------
                                       Title:
                                             -----------------------------------


                                       By:
                                          --------------------------------------
                                       Name:
                                            ------------------------------------
                                       Title:
                                             -----------------------------------

                                       WESTDEUTSCHE LANDESBANK GIROZENTRALE,
                                       as Co-Syndication Agent and a Bank


                                       By:
                                          --------------------------------------
                                       Name:
                                            ------------------------------------
                                       Title:
                                             -----------------------------------


                                       By:
                                          --------------------------------------
                                       Name:
                                            ------------------------------------
                                       Title:
                                             -----------------------------------

                                       DEUTSCHE BANK AG NEW YORK BRANCH, as
                                       Co-Documentation Agent and a Bank


                                       By:
                                          --------------------------------------
                                       Name:
                                            ------------------------------------
                                       Title:
                                             -----------------------------------


                                       By:
                                          --------------------------------------
                                       Name:
                                            ------------------------------------
                                       Title:
                                             -----------------------------------

                                       UBS AG, STAMFORD BRANCH, as
                                       Co-Documentation Agent and a Bank


                                       By:
                                          --------------------------------------
                                       Name:
                                            ------------------------------------
                                       Title:
                                             -----------------------------------


                                       By:
                                          --------------------------------------
                                       Name:
                                            ------------------------------------
                                       Title:
                                             -----------------------------------

                                       ABN AMRO BANK N.V., as
                                       Co-Agent and a Bank


                                       By:
                                          --------------------------------------
                                       Name:
                                            ------------------------------------
                                       Title:
                                             -----------------------------------


                                       By:
                                          --------------------------------------
                                       Name:
                                            ------------------------------------
                                       Title:
                                             -----------------------------------

                                       THE BANK OF TOKYO-MITSUBISHI TRUST
                                       COMPANY, as Co-Agent and a Bank


                                       By:
                                          --------------------------------------
                                       Name:
                                            ------------------------------------
                                       Title:
                                             -----------------------------------

                                       BNP PARIBAS, as a Bank


                                       By:
                                          --------------------------------------
                                       Name:
                                            ------------------------------------
                                       Title:
                                             -----------------------------------

                                       TORONTO DOMINION (TEXAS), INC., as a Bank


                                       By:
                                          --------------------------------------
                                       Name:
                                            ------------------------------------
                                       Title:
                                             -----------------------------------

                                       CREDIT SUISSE FIRST BOSTON, as a Bank


                                       By:
                                          --------------------------------------
                                       Name:
                                            ------------------------------------
                                       Title:
                                             -----------------------------------

                                       CITIBANK, N.A., as a Banks


                                       By:
                                          --------------------------------------
                                       Name:
                                            ------------------------------------
                                       Title:
                                             -----------------------------------

                                       MIZUHO CORPORATE BANK LTD.,
                                       as a Bank


                                       By:
                                          --------------------------------------
                                       Name:
                                            ------------------------------------
                                       Title:
                                             -----------------------------------

                                       BARCLAYS BANK PLC, as a Bank


                                       By:
                                          --------------------------------------
                                       Name:
                                            ------------------------------------
                                       Title:
                                             -----------------------------------

                                       JPMORGAN CHASE BANK, as a Bank


                                       By:
                                          --------------------------------------
                                       Name:
                                            ------------------------------------
                                       Title:
                                             -----------------------------------

                                       BANK OF AMERICA, N.A., as a Bank


                                       By:
                                          --------------------------------------
                                       Name:
                                            ------------------------------------
                                       Title:
                                             -----------------------------------

                                       BANCO BILBAO VIZCAYA ARGENTARIA S.A., as a Bank


                                       By:
                                          --------------------------------------
                                       Name:
                                            ------------------------------------
                                       Title:
                                             -----------------------------------


                                       By:
                                          --------------------------------------
                                       Name:
                                            ------------------------------------
                                       Title:
                                             -----------------------------------

                                       WESTPAC BANKING CORPORATION, as a Bank


                                       By:
                                          --------------------------------------
                                       Name:
                                            ------------------------------------
                                       Title:
                                             -----------------------------------

                                       SUNTRUST BANK, as a Bank


                                       By:
                                          --------------------------------------
                                       Name:
                                            ------------------------------------
                                       Title:
                                             -----------------------------------

                              Commitments Schedule
                              --------------------

                   Bank                                            Commitment
                   ----                                           ------------

Bank One, NA                                                      $ 50,000,000
Wachovia Bank, National Association                               $ 50,000,000
Westdeutsche Landesbank Girozentrale                              $ 50,000,000
Deutsche Bank AG New York Branch                                  $ 50,000,000
UBS AG, Stamford Branch                                           $ 50,000,000
ABN AMRO Bank N.V.                                                $ 37,500,000
The Bank of Tokyo-Mitsubishi Trust Company                        $ 37,500,000
BNP Paribas                                                       $ 25,000,000
Toronto Dominion (Texas), Inc.                                    $ 25,000,000
Credit Suisse First Boston                                        $ 25,000,000
Citibank, N.A.                                                    $ 12,500,000
Mizuho Corporate Bank Ltd.                                        $ 12,500,000
Barclays Bank PLC                                                 $ 12,500,000
JPMorgan Chase Bank                                               $ 12,500,000
Bank of America, N.A.                                             $ 12,500,000
Banco Bilbao Vizcaya Argentaria S.A.                              $ 12,500,000
Westpac Banking Corporation                                       $ 12,500,000
SunTrust Bank                                                     $ 12,500,000
                                                                  ------------

Total                                                             $500,000,000

                                Pricing Schedule
                                ----------------

     The "Commitment Fee Rate" and the "Applicable Margin" for any day are the respective percentages set forth below in the applicable row under the column corresponding to the Status that exists on such day:

------------------------------------------------------------------------------------
                      LEVEL I   LEVEL II   LEVEL III   LEVEL IV   LEVEL V   LEVEL VI
------------------------------------------------------------------------------------
Commitment Fee Rate     0.08%      0.09%     0.105%      0.125%     0.15%      0.20%
------------------------------------------------------------------------------------
Applicable Margin       0.50%      0.55%     0.625%       0.75%      1.0%     1.375%
Utilization
A33N%
------------------------------------------------------------------------------------
Applicable Margin     0.5625%    0.6125%    0.6875%     0.8125%   1.0625%    1.4375%
Utilization
>33N% but A66K%
------------------------------------------------------------------------------------
Applicable Margin      0.625%     0.675%      0.75%      0.875%    1.125%       1.5%
Utilization >66K%
------------------------------------------------------------------------------------

     For purposes of this Schedule, the following terms have the following meanings:

     "Level I Status" exists at any date if, at such date, the Borrower is rated "A+" or higher by S&P or "A1" or higher by Moody's.

     "Level II Status" exists at any date if, at such date, (i) the Borrower is rated "A" or higher by S&P or "A2" or higher by Moody's and (ii) Level I Status does not exist.

     "Level III Status" exists at any date if, at such date, (i) the Borrower is rated "A-" or higher by S&P or "A3" or higher by Moody's and (ii) neither Level I Status nor Level II Status exists.

     "Level IV Status" exists at any date if, at such date, (i) the Borrower is rated "BBB+" by S&P or "Baa1" by Moody's and (ii) neither Level I Status, Level II Status nor Level III Status exists.

     "Level V Status" exists at any date if, at such date, (i) the Borrower is rated "BBB" by S&P or "Baa2" by Moody's and (ii) neither Level I Status, Level II Status, Level III Status nor Level IV Status exists.

     "Level VI Status" exists at any date if, at such date, no other Status exists.

     "Status" refers to the determination of which of Level I Status, Level II Status, Level III Status, Level IV Status, Level V Status or Level VI Status exists at any date.

     "Utilization" means, at any date, the percentage equivalent of a fraction
(i) the numerator of which is the Aggregate Outstanding Credit Exposure at such date and (ii) the denominator of which is the aggregate amount of the Commitments at such date (or if such date is after the Commitment Termination Date, the aggregate amount of the Commitments as in effect prior to their termination on the Commitment Termination Date).

     The credit ratings to be utilized for purposes of this Schedule (a "Credit Rating") are those indicated for or assigned to the senior unsecured long-term debt securities of the Borrower without third-party credit enhancement, and any rating indicated for or assigned to any other debt security of the Borrower shall be disregarded. The ratings in effect for any day are those in effect at the close of business on such day. A change in credit rating will result in an immediate change in the applicable Status. In the case of split ratings from S&P and Moody's, the rating to be used to determine the applicable Status is the higher of the two.

                            Notice Addresses Schedule
                            -------------------------

DUKE CAPITAL CORPORATION

422 South Church Street
Charlotte, NC 28202-1904
     Attention: John R. Heffernan
     Telephone: (704) 382-3239
     Facsimile: (704) 382-9497
     Electronic Mail: jrheffernan@duke-energy.com

BANK ONE, NA

Administrative Agent's Office, L/C Issuer and Bank One, NA, Lending Office
--------------------------------------------------------------------------
Bank One, NA
1 Bank One Plaza
15th Floor
Suite IL1-0429
Chicago, IL 60670
     Attention: Brian Zimmer
     Telephone: (312) 732-2169
     Facsimile: (312) 732-7455
     Electronic Mail: brian_j_zimmer@bankone.com
     Account No.: (4811 5286 0000)
     Ref: Duke Capital
     ABA #071-000-013

WACHOVIA BANK, NATIONAL ASSOCIATION

Credit Contact:
--------------
Wachovia Bank, National Association
c/o Mitch Wilson
One Wachovia Center
301 South College Street, 5th Floor
Charlotte, NC 28288-0251
     Attention: Mitch Wilson
     Telephone: (704) 383-5642
     Facsimile: (704) 374-2570
     Electronic Mail: mitch.wilson@wachovia.com

Administrative Contact:
----------------------
Wachovia Bank, National Association
c/o Chanue Michael
201 South College Street, 17th Floor
Charlotte, NC 28288-1183
     Attention: Chanue Michael
     Telephone: (704) 715-1195
     Facsimile: (704) 383-2701
     Electronic Mail: chanue.michael@wachovia.com

WESTDEUTSCHE LANDESBANK GIRONZENTRALE

Credit Contact:
--------------
1211 Avenue of the Americas
New York, NY 10036
     Attention: Anthony Alessandro
     Telephone: (212) 852-5944
     Facsimile: (212) 852-6148
     Electronic Mail: anthony_alessandro@westlb.com

Administrative Contact:
----------------------
1211 Avenue of the Americas
New York, NY 10036
     Attention: Dan Palermo
     Telephone: (212) 852-6157
     Facsimile: (212) 302-7946
     Electronic Mail: daniel_palermo@westlb.com

DEUTSCHE BANK AG NEW YORK BRANCH

Credit Contact:
--------------
Deutsche Bank AG New York Branch
31 West 52nd Street, 24th Floor
New York, NY 10019
     Attention: Joel Makowsky
     Telephone: (212) 469-7896
     Facsimile: (212) 469-5711
     Electronic Mail: joel.makowsky@db.com

Administrative Contact:
----------------------
Deutsche Bank AG New York Branch
90 Hudson Street
Jersey City, New Jersey 07302
     Attention: Noble Samuel
     Telephone: (201) 593-2222
     Facsimile: (201) 593-2313
     Electronic Mail: noble.samuel@db.com

UBS AG, STAMFORD BRANCH

Credit Contact:
--------------
UBS AG, Stamford Branch
677 Washington Blvd.
Stamford, CT 06901
     Attention: Juan Zuniga
     Telephone: (203) 719-5993
     Facsimile: (203) 719-3888
     Electronic Mail: juan.zuniga@ubsw.com

Administrative Contact:
----------------------
UBS AG, Stamford Branch
677 Washington Blvd.
Stamford, CT 06901
     Attention: Lynne Alfarone
     Telephone: (203) 719-4308
     Facsimile: (203) 719-3888
     Electronic Mail: lynne.alfarone@ubsw.com

ABN AMRO BANK N.V.

Credit Contact:
--------------
ABN AMRO Bank N.V.
135 South LaSalle Street
Suite 710
Chicago, IL 60604-1003
     Attention: Frank van Deur
     Telephone: (312) 904-4975
     Facsimile: (312) 904-6387
     Electronic Mail: frank.van.deur@abnamro.com

Administrative Contact:
----------------------
ABN AMRO Bank N.V.
208 South LaSalle Street
Suite 1500
Chicago, IL 60604-1003
     Attention: Credit Administration
     Telephone: (312) 992-5110
     Facsimile: (312) 992-5111
     Electronic Mail: kenneth.keck@abnamro.com

THE BANK OF TOKYO-MITSUBISHI TRUST COMPANY

Credit Contact:
--------------
Bank of Tokyo-Mitsubishi Trust Company
1251 Avenue of the Americas, 12th Floor
New York, NY 10020-1104
     Attention: Nicholas R. Battista
     Telephone: (212) 782-4333
     Facsimile: (212) 782-4979
     Electronic Mail: nbattista@btmna.com

     Attention: Bill Rhodes
     Telephone: (212) 782-4580
     Facsimile: (212) 782-4979
     Electronic Mail: brhodes@btmna.com

Administrative Contact:
----------------------
Bank of Tokyo-Mitsubishi Trust Company
BTM Information Services, Inc.
c/o Bank of Tokyo-Mitsubishi Trust Company
1251 Avenue of the Americas, 12th Floor
New York, NY 10020-1104
     Attention: Rolando Uy
     Telephone: (201) 413-8570
     Facsimile: (201) 521-2304
                (201) 521-2305
     Electronic Mail: ruy@btmna.com

BNP PARIBAS

Credit Contact:
--------------
BNP Paribas
Project Finance & Utilities Group
787 7th Avenue
New York, NY 10019
     Attention: Sean Finnegan
     Telephone: (212) 841-2310
     Facsimile: (212) 841-2052
     Electronic Mail: sean.finnegan@americas.bnpparibas.com

Administrative Contact:
----------------------
BNP Paribas
919 Third Avenue
New York, NY 10022-1278
     Attention: Tecla Hurley
     Telephone: (212) 471-6651
     Facsimile: (212) 471-6697
     Electronic Mail: tecla.hurley@americas.bnpparibas.com

TORONTO DOMINION (TEXAS), INC.

Credit Contact:
--------------
TD Securities (USA), Inc.
31 West 52nd Street
New York, NY 10019
     Attention: Ashish Shukla
     Telephone: (212) 827-7778
     Facsimile: (212) 827-7244
     Electronic Mail: ashish.shukla@tdsecurities.com

Administrative Contact:
----------------------
TD Securities (USA), Inc.
The Toronto-Dominion Bank
909 Fannin Street, 17th Floor
Houston, TX 77010
     Attention: Carol Brandt
     Telephone: (713) 653-8204
     Facsimile: (713) 951-9921
     Electronic Mail: carol.brandt@tdsecurities.com

CREDIT SUISSE FIRST BOSTON

Credit Contact:
--------------
Credit Suisse First Boston
Eleven Madison Avenue
New York, NY 10010
     Attention: Paul L. Colon
     Telephone: (212) 325-5352
     Facsimile: (212) 325-8314
     Electronic Mail: paul.colon@csfb.com

     Attention: Vanessa Gomez
     Telephone: (212) 538-2993
     Facsimile: (212) 325-8314
     Electronic Mail: vanessa.gomez@csfb.com

Administrative Contact:
----------------------
Credit Suisse First Boston
Eleven Madison Avenue
New York, NY 10010
     Attention: Ed Markowski
     Telephone: (212) 538-3380
     Facsimile: (212) 538-6851
     Electronic Mail: edward.markowski@csfb.com

     Attention: Nirmala Durgano
     Telephone: (212) 538-3525
     Facsimile: (212) 561-8926
     Electronic Mail: nirmala.durgano@csfb.com

CITIBANK, N.A.

Credit Contact:
--------------
Citibank, N.A.
388 Greenwich Street, 21st Floor
New York, NY 10013
     Attention: Dhaya Ranganathan
     Telephone: (212) 816-8598
     Facsimile: (212) 816-8098
     Electronic Mail: dhaya.ranganathan@citi.com

Administrative Contact:
----------------------
Citibank, N.A.
388 Greenwich Street, 21st Floor
New York, NY 10013
     Attention: Angie Perez
     Telephone: (212) 816-5549
     Facsimile: (212) 816-8098
     Electronic Mail: angelica.perez@citi.com

MIZUHO CORPORATE BANK LTD.

Credit Contact:
--------------
Mizuho Corporate, Ltd.
1251 Avenue of the Americas, 32nd Floor
New York, NY 10020
     Attention: John Dippo
     Telephone: (212) 282-3412
     Facsimile: (212) 282-4488
     Electronic Mail: jdippo@us.mizuho-cb.com

     Attention: Michael Venditti
     Telephone: (212) 282-3415
     Facsimile: (212) 282-4488
     Electronic Mail: mvenditti@us.mizuho-cb.com

Administrative Contact:
----------------------
Mizuho Corporate, Ltd.
1251 Avenue of the Americas
New York, NY 10020-1104
     Attention: Fernando Silva
     Telephone: (212) 282-4061
     Facsimile: (212) 282-4480
     Electronic Mail: fsilva@us.mizuho-cb.com

BARCLAYS BANK PLC

Credit Contact
--------------
Barclays Capital
222 Broadway, 8th Floor
New York, NY 10038
     Attention: Sydney Dennis
     Telephone: (212) 412-2470
     Facsimile: (212) 412-2441
     Electronic Mail: sydney.dennis@barcap.cm

     Attention: Mark Griffin
     Telephone: (212) 412-7625
     Facsimile: (212) 412-7511
     Electronic Mail: mark.griffin@barcap.com

Administrative Contact:
----------------------
Barclays Group Inc.  (USA)
222 Broadway, 11th Floor
New York, NY 10038
     Attention: Anthony Alexander
     Telephone: (212) 412-5364
     Facsimile: (212) 412-5306
     Electronic Mail: anthony.alexander@barcap.com

JPMORGAN CHASE BANK

Credit Contact:
--------------
JPMorgan Chase Bank
270 Park Avenue
23rd Floor
New York, NY 10017
     Attention: Steven G. Wood
     Telephone: (212) 270-7056
     Electronic Mail: steven.wood@jpmorgan.com

Administrative Contact:
----------------------
JPMorgan Chase Bank
1 Chase Manhattan Plaza
8th Floor
New York, NY 10081
     Attention: Lisa Picciarelli
     Telephone: (212) 552-7886
     Facsimile: (212) 552-5777
     Electronic Mail: lisa.pucciarelli@jpmorgan.com

BANK OF AMERICA, N.A.

Credit Contact:
---------------
Bank of America, N.A.
100 North Tryon Street, 16th Floor
Mail Code NC1-007-16-13
Charlotte, NC 28255
     Attention: Gretchen P. Burud
     Telephone: (704) 386-8394
     Facsimile: (704) 386-1319
     Electronic Mail: gretchen.burud@bankofamerica.com

Administrative Contact:
----------------------
Bank of America, N.A.
Bank of America Plaza
901 Main Street
14th Floor, TX1-492-14-05
Dallas, TX 75202-3714
     Attention: Nora J. Taylor
     Telephone: (214) 209-0175
     Facsimile: (214) 290-9440
     Electronic Mail: nora.j.taylor@bankofamerica.com

     Attention: Shelly Bloom
     Telephone: (214) 209-3098
     Facsimile: (214) 290-9485
     Electronic Mail: shelley.a.bloom@bankofamerica.com

BANCO BILBAO VIZCAYA ARGENTARIA S.A.

Credit Contact:
--------------
Banco Bilbao Vizcaya Argentaria,
New York Branch
1345 Avenue of the Americas, 45th Floor
New York, NY 10105
     Attention: Philip Paddack
     Telephone: (212) 728-1511
     Facsimile: (212) 333-2904
     Electronic Mail: philip.paddock@bbvany.com

     Attention: Francese Alvarez
     Telephone: (212) 728-1634
     Facsimile: (212) 333-2904
     Electronic Mail: francese.alvarez@bbvany.com

Administrative Contact:
----------------------
Banco Bilbao Vizcaya Argentaria,
New York Branch
1345 Avenue of the Americas, 45th Floor
New York, NY 10105
     Attention: Francisco Miguens
     Telephone: (212) 728-1682
     Facsimile: (212) 333-2926
     Electronic Mail: francisco.miguens@bbvany.com

WESTPAC BANKING CORPORATION

Credit Contact:
--------------
Westpac Banking Corporation
575 Fifth Avenue
39th Floor
New York, NY 10017
     Attention: Tony Smith
     Telephone: (212) 551-1814
     Facsimile: (212) 551-1995
     Electronic Mail: tonysmith@westpac.com.au

Administrative Contact:
----------------------
Westpac Banking Corporation
575 Fifth Avenue
39th Floor
New York, NY 10017
     Attention: Susan Wildstein
     Telephone: (212) 551-1960
     Facsimile: (212) 551-1998
     Electronic Mail: swildstein@westpac.com.au

SUNTRUST BANK

Credit Contact:
--------------
SunTrust Bank
Mail Code 1929
303 Peachtree Street, 10th Floor
Atlanta, GA 30308
     Attention: Linda Stanley
     Telephone: (404) 532-0989
     Facsimile: (404) 827-6270
     Electronic Mail: linda.stanley@suntrust.com

Administrative Contact:
----------------------
SunTrust Bank
Mail Code 1941
303 Peachtree Street, 10th Floor
Atlanta, GA 30308
     Attention: Ernestine Fambrough
     Telephone: (404) 581-1612
     Facsimile: (404) 575-2730
     Electronic Mail: ernestine.fambrough@suntrust.com

                              Existing LCs Schedule
                              ---------------------

                             Duke Energy Corporation
                                Letters of Credit
                                  April 2, 2002

------------------------------------------------------------------------------------------------------------------------
                                                                                                                  Auto
Obligor      For               Beneficiary              Bank     Amount     BP Price   Effective   Expiration   Ext.Days
------------------------------------------------------------------------------------------------------------------------
  DCC     DENA/DETM   Cal. P.X. Trading Svcs.            WB     1,500,000     40.0      06/11/99    06/01/02       90
  DCC       DENA      Nevada Power                       WB       726,000     37.5      04/12/00    04/11/03       60
  DCC       DENA      Nevada Power                       WB       726,000     37.5      04/12/00    04/11/03       60
  DCC       DENA      Nevada Power                       CM     1,391,500     45.0      08/11/00    08/08/02       60
  DCC       DENA      Salt River Agricultural Project    WB     4,900,000     37.5      06/19/00    06/01/02       No
  DCC       DENA      Sierra Pacific Power Co.           WB     1,144,000     37.5      04/12/00    04/11/03       60
  DCC       DENA      Sierra Pacific Power Co.           WB       572,000     37.5      04/12/00    04/11/03       60
                                                               ----------
                                                               10,959,500

------------------------------------------------------------------------------------------

Obligor      For               Beneficiary              Auto Ext.Date        Comments
------------------------------------------------------------------------------------------
  DCC     DENA/DETM   Cal. P.X. Trading Svcs.             03/03/02      LOC # LC968-111247
  DCC       DENA      Nevada Power                        02/10/03      LOC # LC968-118723
  DCC       DENA      Nevada Power                        02/10/03      LOC # LC968-118724
  DCC       DENA      Nevada Power                        06/09/02      LOC # P-204234
  DCC       DENA      Salt River Agricultural Project           --      LOC # LC968-121937
  DCC       DENA      Sierra Pacific Power Co.            02/10/03      LOC # LC968-118614
  DCC       DENA      Sierra Pacific Power Co.            03/10/03      LOC # LC968-118679

                                                                       EXHIBIT A

                                  NOTE                        New York, New York
                                                                          , 2002
                                                                   -------

     For value received, Duke Capital Corporation, a Delaware corporation (the "Borrower"), promises to pay to the order of (the "Bank"), for the account of its Applicable Lending Office, the unpaid principal amount of each Loan made by the Bank to the Borrower pursuant to the Credit Agreement referred to below on the date specified in the Credit Agreement. The Borrower promises to pay interest on the unpaid principal amount of each such Loan on the dates and at the rate or rates provided for in the Credit Agreement. All such payments of principal and interest shall be made in lawful money of the United States in Federal or other immediately available funds at the office of Bank One, NA, 1 Bank One Plaza, Chicago, Illinois.

     All Loans made by the Bank, the respective types and maturities thereof and all repayments of the principal thereof shall be recorded by the Bank and, the Bank, if the Bank so elects in connection with any transfer or enforcement of its Note, may endorse on the schedule attached hereto appropriate notations to evidence the foregoing information with respect to the Loans then outstanding; provided that the failure of the Bank to make any such recordation or endorsement shall not affect the obligations of the Borrower hereunder or under the Credit Agreement.

     This note is one of the Notes referred to in the 364-Day Credit Agreement dated as of April 18, 2002 among the Borrower, the banks listed on the signature pages thereof and Bank One, NA, as Administrative Agent (as the same may be amended from time to time, the "Credit Agreement"). Terms defined in the Credit Agreement are used herein with the same meanings. Reference is made to the Credit Agreement for provisions for the prepayment hereof and the acceleration of the maturity hereof.

                                            DUKE CAPITAL CORPORATION


                                            By
                                               ---------------------------------
                                               Title:

                         LOANS AND PAYMENTS OF PRINCIPAL

----------------------------------------------------------------------------
                                       Amount of
             Amount         Type       Principal      Maturity      Notation
  Date       of Loan      of Loan        Repaid         Date         Made By
----------------------------------------------------------------------------

----------------------------------------------------------------------------

----------------------------------------------------------------------------

----------------------------------------------------------------------------

----------------------------------------------------------------------------

----------------------------------------------------------------------------

----------------------------------------------------------------------------

----------------------------------------------------------------------------

----------------------------------------------------------------------------

----------------------------------------------------------------------------

----------------------------------------------------------------------------

----------------------------------------------------------------------------

----------------------------------------------------------------------------

----------------------------------------------------------------------------

----------------------------------------------------------------------------

----------------------------------------------------------------------------

----------------------------------------------------------------------------

----------------------------------------------------------------------------

----------------------------------------------------------------------------

----------------------------------------------------------------------------

----------------------------------------------------------------------------

----------------------------------------------------------------------------

                                                                     EXHIBIT B-1
                                                        Duke Capital Corporation
[LOGO] Duke Capital                                     526 South Church Street
                                                        Charlotte, NC 28202-1802

                                 April 18,2002

To the Banks and the Administrative Agent
   Referred to Below
c/o Bank One, NA
   as Administrative Agent
1 Bank One Plaza, 15th Floor
Suite ILI-0429
Chicago, Illinois 60670

Ladies and Gentlemen:

     I am the Deputy General Counsel of Duke Capital Corporation (the "Borrower") and have acted as its counsel in connection with the 364-Day Credit
 --------
Agreement (the "Credit Agreement"), dated as of April 18, 2002, among the
                ----------------
Borrower, the banks listed on the signature pages thereof, and Bank One, NA, as Administrative Agent. Capitalized terms defined in the Credit Agreement are used herein as therein defined. This opinion letter is being delivered pursuant to
Section 3.01 (b) of the Credit Agreement.

     In such capacity, I or attorneys under my direct supervision have examined originals or copies, certified or otherwise identified to my satisfaction, of such documents, corporate records, certificates of public officials and other instruments and have conducted such other investigations of fact and law as I have deemed necessary or advisable for purposes of this opinion.

     Upon the basis of the foregoing, I am of the opinion that:

     1. The Borrower is a corporation duly incorporated, validly existing and in good standing under the laws of Delaware and has all corporate powers and all material governmental licenses, authorizations, consents and approvals required to carry on its business as now conducted.

     2. The execution, delivery and performance by the Borrower of the Credit Agreement and any Notes are within the Borrower's corporate powers, have been duly authorized by all necessary corporate action, require no action by or in respect of, or filing with, any governmental body, agency or official and do not contravene, or constitute a default under, any provision of applicable law or regulation or of the certificate of incorporation or by-laws of the Borrower or, to my knowledge, of any agreement, judgment, injunction, order, decree or other instrument binding upon the Borrower or, to my knowledge, result in the creation or imposition of any Lien on any asset of the Borrower or any of its Material Subsidiaries.

The Banks and the Administrative Agent
      Referred to Below
April 18, 2002
Page 2

--------------------------------------

     3. The Borrower has duly executed and delivered the Credit Agreement and the Notes to be signed on the date of this opinion letter.

     4. Except as disclosed in the reports referred to in Section 4.04 of the Credit Agreement, to my knowledge (but without independent investigation), there is no action, suit or proceeding pending or threatened against or affecting, the Borrower or any of its Subsidiaries before any court or arbitrator or any governmental body, agency or official, which would be likely to be decided adversely to the Borrower or such Subsidiary and, as a result, to have a material adverse effect upon the business, consolidated financial position or consolidated results of operations of the Borrower and its Consolidated Subsidiaries, considered as a whole or which in any manner draws into question the validity of the Credit Agreement or any Notes.

     5. The Borrower is not a holding company subject to the registration requirements of the Public Utility Holding Company Act of 1935, as amended.

     The phrase "to my knowledge", as used in the foregoing opinion, refers to my actual knowledge without any independent investigation as to any such matters.

     I am a member of the Bar of the State of North Carolina and do not express any opinion herein concerning any law other than the law of the State of North Carolina, the General Corporation Law of the State of Delaware and the federal law of the United States of America.

     This opinion is rendered to you in connection with the above-referenced matter and may not be relied upon by you for any other purpose, or relied upon by, or furnished to, any other Person, firm or corporation without my prior written consent, except for Additional Banks, Assignees and Participants. My opinions expressed herein are as of the date hereof, and I undertake no obligation to advise you of any changes of applicable law or any other matters that may come to my attention after the date hereof that may affect my opinions expressed herein.

                                          Very truly yours,


                                          Edward M. Marsh, Jr.

                                                                     EXHIBIT B-2

                       Robinson, Bradshaw & Hinson, P.A.
                                Attorneys at Law

                       101 North Tryon Street, Suite 1900
                        Charlotte, North Carolina 28246

                            Telephone (704) 377-2536
                               Fax (704) 378-4000

                                                       South Carolina Office
                                                       The Guardian Building
                                                   223 E, Main Street, Suite 600
                                                        P.O. Drawer 12070
                                                       Rock Hill, S.C. 29731

                                                      Telephone (803) 825-2900
                                                         Fax (803) 825-2929

                                 April 18, 2002

To the Banks and the Administrative Agent
   Referred to Below
c/o Bank One, NA
   as Administrative Agent
1 Bank One Plaza, 15th Floor
Suite IL1-0429
Chicago, Illinois 60670

Ladies and Gentlemen:

     We have acted as counsel to Duke Capital Corporation, a Delaware corporation, in connection with the 364-Day Credit Agreement (the "Credit
                                                                   ------
Agreement"), dated as of April 18, 2002, between Duke Capital Corporation, the
---------
banks listed on the signature pages thereof, and Bank One, NA, as Administrative Agent. Capitalized terms used herein and not defined shall have the meanings given to them in the Credit Agreement. This opinion letter is being delivered pursuant to Section 3.01(c) of the Credit Agreement.

     In connection with this opinion, we also examined originals, or copies identified to our satisfaction, of such other documents and considered such matters of law and fact as we, in our professional judgment, have deemed appropriate to render the opinions contained herein. Where we have considered it appropriate, as to certain facts we have relied, without investigation or analysis of any underlying data contained therein, upon certificates or other comparable documents of public officials and officers or other appropriate representatives of the Borrower.

     In rendering the opinions contained herein, we have assumed, among other things, that the Credit Agreement and any Notes to be executed (i) are within the Borrower's corporate powers, (ii) have been duly authorized by all necessary corporate action, (iii) have been duly executed and delivered, (iv) require no action by or in respect of, or filing with, any governmental body, agency of official, and (v) do not contravene, or constitute a default under, any provision of applicable law or regulation or of the Borrower's certificate of incorporation or by-laws or any agreement, judgment, injunction, order, decree or other instrument binding upon the Borrower or result in the creation or imposition of any Lien on any asset of the Borrower. In addition, we have assumed that the Credit Agreement fully states the agreement between the Borrower and the Banks with respect to the matters addressed therein, and that the Credit Agreement constitutes a legal, valid and binding obligation of each Bank, enforceable in accordance with its respective terms.

The Banks and the Administrative Agent
      Referred to Below
April 18, 2002
Page 2

--------------------------------------

     The opinions set forth herein are limited to matters governed by the laws of the State of North Carolina and the federal laws of the United States, and no opinion is expressed herein as to the laws of any other jurisdiction. For purposes of our opinions, we have disregarded the choice of law provisions in the Credit Agreement and, instead, have assumed with your permission that the Credit Agreement and the Notes are governed exclusively by the internal, substantive laws and judicial interpretations of the State of North Carolina. We express no opinion concerning any matter respecting or affected by any laws other than laws that a lawyer in North Carolina exercising customary professional diligence would reasonably recognize as being directly applicable to the Borrower, the Loans, the Facility LCs, or any of them.

     Based upon and subject to the foregoing and the further limitations and qualifications hereinafter expressed, it is our opinion that the Credit Agreement constitutes the legal, valid and binding obligation of the Borrower and the Notes, if and when issued, will constitute legal, valid and binding obligations of the Borrower, in each case, enforceable against the Borrower in accordance with its terms.

     The opinions expressed above are subject to the following qualifications and limitations:

     1. Enforcement of the Credit Agreement and the Notes is subject to the effect of applicable bankruptcy, insolvency, reorganization, fraudulent conveyance, moratorium and similar laws affecting the enforcement of creditors' rights generally.

     2. Enforcement of the Credit Agreement and the Notes is subject to the effect of general principles of equity (regardless of whether considered in a proceeding in equity or at law) by which a court with proper jurisdiction may deny rights of specific performance, injunction, self-help, possessory remedies or other remedies.

     3. We do not express any opinion as to the enforceability of any provisions contained in the Credit Agreement or any Note that (i) purport to excuse a party for liability for its own acts, (ii) purport to make void any act done in contravention thereof, (iii) purport to authorize a party to act in its sole discretion, (iv) require waivers or amendments to be made only in writing, (v) purport to effect waivers of constitutional, statutory or equitable rights or the effect of applicable laws, (vi) impose liquidated damages, penalties or forfeiture, or (vii) purport to indemnify a party for its own negligence or willful misconduct. Indemnification provisions in the Credit Agreement are subject to and may be rendered unenforceable by applicable law or public policy, including applicable securities law.

     4. We do not express any opinion as to the enforceability of any provisions contained in the Credit Agreement or the Notes purporting to require a party thereto to pay or reimburse attorneys' fees incurred by another party, or to indemnify another party therefor, which may be limited by applicable statutes and decisions relating to the collection and award of attorneys' fees, including but not limited to North Carolina General Statutes (S) 6-21.2.

The Banks and the Administrative Agent
      Referred to Below
April 18, 2002
Page 3

--------------------------------------

     5. We do not express any opinion as to the enforceability of any provisions contained in the Credit Agreement purporting to waive the right of jury trial. Under North Carolina General Statutes (S) 22B-10, a provision for the waiver of the right to a jury trial is unconscionable and unenforceable.

     6. We do not express any opinion as to the enforceability of any provisions contained in the Credit Agreement concerning choice of forum or consent to the jurisdiction of courts, venue of actions or means of service of process.

     7. We assume that the "prime" rate of interest, as prescribed in the Credit Agreement, is a readily ascertainable rate of interest and that the Borrower would be able to ascertain the rates so described at all times during the term of the Loans.

     8. It is likely that North Carolina courts will enforce the provisions of the Credit Agreement providing for interest at a higher rate resulting from a Default or Event of Default (a "Default Rate") which rate is higher than the
                                ------------
rate otherwise stipulated in the Credit Agreement. The law, however, disfavors penalties, and it is possible that interest at the Default Rate may be held to be an unenforceable penalty, to the extent such rate exceeds the rate applicable prior to a default under the Credit Agreement. Also, since North Carolina General Statutes (S) 24-10.1 expressly provides for late charges, it is possible that North Carolina courts, when faced specifically with the issue, might rule that this statutory late charge preempts any other charge (such as default interest) by a bank for delinquent payments. The only North Carolina case which we have found that addresses this issue is a 1978 Court of Appeals decision, which in our opinion is of limited precedential value, North Carolina National Bank v. Burnette, 38 N.C. App. 120, 247 S.E.2d 648 (1978), rev'd on other grounds, 297 N.C. 524, 256 S.E.2d 388 (1979). While the court in that case did allow interest after default (commencing with the date requested in the complaint) at a rate six percent in excess of pre-default interest, we are unable to determine from the opinion that any question was raised as to this being penal in nature, nor does the court address the possible question of the statutory late charge preempting a default interest surcharge. Therefore, since the North Carolina Supreme Court has not ruled in a properly presented case raising issues of its possible penal nature and those of North Carolina General Statutes (S) 24-10.1, we are unwilling to express an unqualified opinion that the Default Rate of interest prescribed in the Credit Agreement is enforceable.

     9. We do not express any opinion as to the enforceability of any provisions contained in the Credit Agreement relating to evidentiary standards or other standards by which the Credit Agreement are to be construed.

     This opinion letter is delivered solely for your benefit in connection with the Credit Agreement and, except for any Additional Bank, any Assignee which becomes a Bank pursuant to Section 9.06(c) of the Credit Agreement or any Person which becomes a Participant pursuant to Section 9.06(b) of the Credit Agreement, may not be used or relied upon by any other Person or for any other purpose without our prior written consent in each instance. Our opinions expressed herein are as of the date hereof, and we undertake no obligation to advise you of any

The Banks and the Administrative Agent
      Referred to Below
April 18, 2002
Page 4

--------------------------------------

changes of applicable law or any other matters that may come to our attention after the date hereof that may affect our opinions expressed herein.

                                               Very truly yours,

                                               ROBINSON, BRADSHAW & HINSON, P.A.


                                               Stephan J. Willen

                                                                       EXHIBIT C

                       ASSIGNMENT AND ASSUMPTION AGREEMENT

     AGREEMENT dated as of          , 200  among [ASSIGNOR] (the "Assignor"),
                           ---------     -
[ASSIGNEE] (the "Assignee"), DUKE CAPITAL CORPORATION (the "Company") and BANK ONE, NA, a national banking association having its principal office in Chicago, Illinois, as Administrative Agent (the "Administrative Agent").

                               W I T N E S S E T H

     WHEREAS, this Assignment and Assumption Agreement (the "Agreement") relates to the 364-Day Credit Agreement dated as of April 18, 2002 among the Company, the Assignor and the other Banks party thereto, as Banks, and the Administrative Agent (the "Credit Agreement");

     WHEREAS, as provided under the Credit Agreement, the Assignor has a Commitment to make Loans and to issue or participate in Facility LCs in an
aggregate principal amount at any time outstanding not to exceed $          ;*
                                                                  ----------

     WHEREAS, Loans made to the Borrower by the Assignor under the Credit
Agreement in the aggregate principal amount of $           are outstanding at
                                                ----------
the date hereof;

     WHEREAS, the Assignor holds participations in Facility LCs under the Credit
Agreement in the aggregate principal amount of $               outstanding on
                                                --------------
the date hereof; and

     WHEREAS, the Assignor proposes to assign to the Assignee all of the rights of the Assignor under the Credit Agreement in respect of a portion of its
Commitment thereunder in an amount equal to $           (the "Assigned Amount"),
                                             ----------
together with a corresponding portion of its outstanding Committed Loans, and the Assignee proposes to accept assignment of such rights and assume the corresponding obligations from the Assignor on such terms;*

     NOW, THEREFORE, in consideration of the foregoing and the mutual agreements contained herein, the parties hereto agree as follows:

     Section 1. Definitions. All capitalized terms not otherwise defined herein shall have the respective meanings set forth in the Credit Agreement.

     Section 2. Assignment. The Assignor hereby assigns and sells to the Assignee all of the rights of the Assignor under the Credit Agreement to the extent of the Assigned Amount, and the Assignee hereby accepts such assignment from the Assignor and assumes all of the obligations of the Assignor under the Credit Agreement to the extent of the Assigned Amount, including the purchase from the Assignor of the corresponding portion of the principal amount of the Committed Loans made by the Assignor outstanding at the date hereof. Upon the execution and delivery hereof by the Assignor, the Assignee, the Company and the Administrative Agent

----------
* The asterisked provisions shall be appropriately revised in the event of an assignment after the Commitment Termination Date.

and the payment of the amounts specified in Section 3 required to be paid on the date hereof (i) the Assignee shall, as of the date hereof, succeed to the rights and be obligated to perform the obligations of a Bank under the Credit Agreement with a Commitment in an amount equal to the Assigned Amount, and (ii) the Commitment of the Assignor shall, as of the date hereof, be reduced by a like amount and the Assignor released from its obligations under the Credit Agreement to the extent such obligations have been assumed by the Assignee. The assignment provided for herein shall be without recourse to the Assignor.

     Section 3. Payments. As consideration for the assignment and sale contemplated in Section 2 hereof, the Assignee shall pay to the Assignor on the date hereof in Federal funds the amount heretofore agreed between them.** It is understood that facility fees accrued to the date hereof in respect of the Assigned Amount are for the account of the Assignor and such fees accruing from and including the date hereof are for the account of the Assignee. Each of the Assignor and the Assignee hereby agrees that if it receives any amount under the Credit Agreement which is for the account of the other party hereto, it shall receive the same for the account of such other party to the extent of such other party's interest therein and shall promptly pay the same to such other party.

     Section 4. Consent of the Borrower and the Administrative Agent. This Agreement is conditioned upon the consent of the Borrower and the Administrative Agent pursuant to Section 9.06(c) of the Credit Agreement. The execution of this Agreement by the Borrower and the Administrative Agent is evidence of this consent. Pursuant to Section 2.04(c) of the Credit Agreement the Borrower agrees to execute and deliver a Note, if required by the Assignee, payable to the order of the Assignee to evidence the assignment and assumption provided for herein.

     Section 5. Non-reliance on Assignor. The Assignor makes no representation or warranty in connection with, and shall have no responsibility with respect to, the solvency, financial condition, or statements of any Borrower, or the validity and enforceability of the obligations of any Borrower in respect of the Credit Agreement or any Note. The Assignee acknowledges that it has, independently and without reliance on the Assignor, and based on such documents and information as it has deemed appropriate, made its own credit analysis and decision to enter into this Agreement and will continue to be responsible for making its own independent appraisal of the business, affairs and financial condition of the Borrowers.

     Section 6. Governing Law. This Agreement shall be governed by and construed in accordance with the laws of the State of New York.

     Section 7. Counterparts. This Agreement may be signed in any number of counterparts, each of which shall be an original, with the same effect as if the signatures thereto and hereto were upon the same instrument.

     Section 8. Administrative Questionnaire. Attached is an Administrative Questionnaire duly completed by the Assignee.

----------
**Amount should combine principal together with accrued interest and breakage compensation, if any, to be paid by the Assignee. It may be preferable in an appropriate case to specify these amounts generically or by formula rather than as a fixed sum.

     IN WITNESS WHEREOF, the parties have caused this Agreement to be executed and delivered by their duly authorized officers as of the date first above written.

                                         [ASSIGNOR]


                                         By
                                            ------------------------------------
                                            Title:


                                         [ASSIGNEE]


                                         By
                                            ------------------------------------
                                            Title:

                                         DUKE CAPITAL CORPORATION


                                         By
                                            ------------------------------------
                                            Title:


                                         BANK ONE, NA., as Administrative Agent


                                         By
                                            ------------------------------------
                                            Title:

                                                                       EXHIBIT D

                               EXTENSION AGREEMENT

Bank One, NA, as Administrative
Agent under the Credit Agreement
referred to below
1 Bank One Plaza
Chicago, Illinois 60670

Ladies and Gentlemen:

     Effective as of [date], the undersigned hereby agrees to extend its Commitment and Commitment Termination Date under the 364-Day Credit Agreement dated as of April 18, 2002 among Duke Capital Corporation (the "Borrower"), the banks parties thereto and Bank One, NA, as Administrative Agent (the "Credit Agreement") for 364 days to [date to which its Commitment Termination Date is to be extended] pursuant to Section 2.01(c) of the Credit Agreement. Terms defined in the Credit Agreement are used herein as therein defined.

     This Extension Agreement shall be construed in accordance with and governed by the law of the State of New York. This Extension Agreement may be signed in any number of counterparts, each of which shall be an original, with the same effect as if the signatures thereto and hereto were upon the same instrument.

                                         [NAME OF BANK]


                                         By
                                            ------------------------------------
                                            Title:

Agreed and Accepted:

DUKE CAPITAL CORPORATION,
as Borrower


By
   --------------------------------
   Title:


BANK ONE, NA,
as Administrative Agent


By
   --------------------------------
   Title:

                                                                       EXHIBIT E

                             FACILITY LC APPLICATION

                                                               Date:
                                                                    ------------

To:     Bank One, NA, as Administrative Agent
                       as LC Issuer
        -------------

From:   Duke Capital Corporation

Re: 364-Day Credit Agreement dated as of April 18, 2002 (as amended from time to time, the "Credit Agreement") among Duke Capital Corporation
                           ----------------
        (the "Borrower"), the Banks parties thereto and Bank One, NA as
              --------
        Administrative Agent

     The Borrower hereby gives notice pursuant to Section 2.16(c) of the Credit Agreement that the Borrower requests the above-named LC Issuer to issue on or
before                   a Facility LC containing the terms attached hereto as
       -----------------
Schedule 1 (the "Requested Letter of Credit").
                 --------------------------

     The Requested Letter of Credit will be subject to [UCP 500] [ISP98].

     The Borrower hereby represents and warrants to the LC Issuer, the Administrative Agent and the Banks that:

                                   ARTICLE (a)

     immediately after the issuance of the Requested Letter of Credit the Aggregate Outstanding Credit Exposure will not exceed the Aggregate Commitment;

     (b) immediately after the issuance of the Requested Letter of Credit, no Default shall have occurred and be continuing; and

     (c) the representations and warranties contained in the Credit Agreement (except the representations and warranties set forth in Sections 4.04(c) and 4.06 of the Credit Agreement) shall be true and correct on and as of the date of issuance of the Requested Letter of Credit.

     The Borrower hereby authorizes the LC Issuer to issue the Requested Letter of Credit with such variations from the above terms as the LC Issuer may, in its discretion, determine are necessary and are not materially inconsistent with this Facility LC Application. The opening of the Requested Letter of Credit and the Borrower's responsibilities with respect thereto are subject to [UCP 500] [ISP98] as indicated above and the terms and conditions set forth in the Credit Agreement.

     Terms used herein and not otherwise defined herein have the meanings assigned to them in the Credit Agreement.

                                         DUKE CAPITAL CORPORATION


                                         By:
                                            ------------------------------------
                                         Title:
                                               ---------------------------------

                                   SCHEDULE 1

Please issue an Irrevocable Letter of Credit as set forth below and forward same to the Correspondent for the LC Issuer for delivery to the Beneficiary or, at the LC Issuer's option, forward same directly to the Beneficiary as indicated below (by check "X").

Transmit by:
[ ] Courier [ ] Air Mail [ ] Full Telex/SWIFT [ ] Other (specify in detail):

----------

---------------------------------------------------------------------------------------------------------------
Advising Bank (Name and Address)                          For account of             (Name and Address)
(LC Issuer use only unless Borrower designates advising                 -----------
bank)
                                                          ------
----------
                                                          -----------------------------------------------------
                                                          Phone Number (___)          Fax Number (___)
                                                                             -------                   --------
---------------------------------------------------------------------------------------------------------------
To Beneficiary (Name and Address)                         Amount (Figures)
                                                                           ----
----------
                                                          -----------------------------------------------------
                                                          (In Words)
                                                                     ----
                                                          -----------------------------------------------------
                                                          : +/-        %
                                                                -------
                                                          -----------------------------------------------------
                                                          Expiry Date:        At the counters of the LC Issuer
                                                                       ------
---------------------------------------------------------------------------------------------------------------

Available against Beneficiary's draft(s) at sight drawn on the LC Issuer and accompanied by the following document(s).

[ ] Beneficiary's signed and dated statement stating that:
                                                        ----
[ ] Automatically renewable for       months or for       days with a final
                              -----               -----
    expiration date of
                       -----
[ ] Copy(ies) of Beneficiary's commercial invoice(s) marked "unpaid":
                                                                      -----
[ ] Other:
        ------
[ ] The required letter of credit terms and conditions are attached.
[ ] Special Conditions:
                     -----

====================================================================================================================================
Complete only when the Beneficiary's bank or Correspondent is to issue its guarantee or undertaking based on the issued Letter of Credit.
[ ] Request Beneficiary's bank to issue and deliver their        (Specify type of bid or performance bond, guarantee, undertaking or
                                                         ----
                                                                 other)

[ ] In favor of: Name(s) & Attention
                                     -------

Address/Street
               -------

Address/City       State       Country
             -----       -----         -----

Telephone(  )             Fax Number(  )
             -----------                ------------

For an amount not exceeding that specified above, effective immediately and expiring at their office on
                                                                                                        ------
                                                               (At least 30 days prior to Expiry Date above)

Cover       .
      ------
     (specify number or bid or performance bond, etc.)
==================================================================================================================================

Drawings (Check where applicable): [ ] Partial drawings prohibited
                                   [ ] Multiple drawings prohibited
                                   [ ] Tele-facsimile drawings  permitted

Charges: (Unless specified, all charges will be for Borrower's account) All banking charges other than the LC Issuer's are for
          [ ] Beneficiary [ ] Borrower

Please include a brief description as to the purpose of the Requested Letter of
Credit:
        -------------

Please issue the Requested Letter of Credit subject to: (check one) 0ISP98 or 0UCP 500. If no selection is made, the Requested Letter of Credit shall be subject to the UCP 500.

                                         DUKE CAPITAL CORPORATION


                                         By:
                                            ------------------------------------
                                         Title:
                                               ---------------------------------

                                                                       EXHIBIT F

                         [APPROVED FORM OF FACILITY LC]

IRREVOCABLE STANDBY LETTER OF CREDIT NO.

BENEFICIARY:

LADIES AND GENTLEMEN:

WE HEREBY ISSUE OUR IRREVOCABLE STANDBY LETTER OF CREDIT NUMBER                ,
                                                                ---------------
IN FAVOR OF [INSERT BENEFICIARY NAME], BY ORDER AND FOR THE ACCOUNT OF DUKE CAPITAL CORPORATION, ON BEHALF OF [DUKE ENERGY TRADING AND MARKETING, LLC, 422 SOUTH CHURCH STREET, CHARLOTTE, NC 28202-1904,] AT SIGHT FOR [APPROXIMATELY]
                   U.S. DOLLARS ([APPROXIMATELY]                     UNITED
------------------                               -------------------
STATES DOLLARS) AGAINST ANY ONE OF THE FOLLOWING DOCUMENTS:

1) A BENEFICIARY'S SIGNED CERTIFICATE STATING "DUKE CAPITAL CORPORATION IS IN DEFAULT UNDER ONE OR MORE AGREEMENTS BETWEEN DUKE CAPITAL CORPORATION AND [INSERT BENEFICIARY'S NAME]."

OR

2) A BENEFICIARY'S SIGNED CERTIFICATE STATING "[INSERT BENEFICIARY'S NAME] HAS REQUESTED ALTERNATE SECURITY FROM DUKE CAPITAL CORPORATION AND DUKE CAPITAL CORPORATION HAS NOT PROVIDED ALTERNATE SECURITY ACCEPTABLE 1-0 [INSERT BENEFICIARY'S NAME] AND THIS LETTER OF CREDIT HAS LESS THAN TWENTY DAYS UNTIL EXPIRY."

SPECIAL CONDITIONS:

1. PARTIAL DRAWINGS ARE PERMITTED.

2. DOCUMENTS MUST BE PRESENTED AT OUR COUNTER NO LATER THAN                  ,
                                                            -----------------
WHICH IS THE EXPIRY DATE OF THIS STANDBY LETTER OF CREDIT.

WE HEREBY ENGAGE WITH YOU THAT ALL DRAFTS DRAWN UNDER AND IN COMPLIANCE WITH THE TERMS OF THIS CREDIT WILL BE DULY HONORED IF DRAWN AND PRESENTED FOR PAYMENT AT
OUR OFFICE LOCATED AT                          ON OR BEFORE THE EXPIRY DATE OF
                      ------------------------
THIS CREDIT.

EXCEPT AS OTHERWISE EXPRESSLY STATED HEREIN, THIS CREDIT IS SUBJECT TO THE UNIFORM CUSTOMS AND PRACTICE FOR DOCUMENTARY CREDITS. 1993 REVISION, INTERNATIONAL CHAMBER OF COMMERCE PUBLICATION NO. 500.

COMMUNICATIONS WITH RESPECT TO THIS STANDBY LETTER OF CREDIT SHALL BE IN WRITING
AND SHALL BE ADDRESSED TO US AT                       , SPECIFICALLY REFERRING
                                ----------------------
TO THE NUMBER OF THIS STANDBY LETTER OF CREDIT.

VERY TRULY YOURS
[LC ISSUER]

                                       2